                                             Registration Statement Nos. 2-36429
                                                                        811-2033

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        / /

   Pre-Effective Amendment No.                                              / /
                               ....

   Post-Effective Amendment No. 62                                          /X/
                               ....

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             / /
   Amendment No.  32                                                        /X/
                 ....

                        (Check appropriate box or boxes.)
   ...........................................................................
               (Exact Name of Registrant as Specified in Charter)

                                THE RESERVE FUND
   ...........................................................................

                    (Address of Principal Executive Offices)
                           1250 BROADWAY, NEW YORK, NY
                                   10001-3701
                                   (Zip Code)

   Registrant's Telephone Number, including Area Code   (212) 401-5500
                                                      ..........................

   .............................................................................

                            MaryKathleen Foynes Gaza, Esq.
                            The Reserve Funds
                            1250 Broadway
                            New York, NY 10001-3701

                     (Name and Address of Agent for Service)

   Approximate date of Proposed Public Offering ................................

It is proposed that this filing will become effective (check appropriate box)

   / / immediately upon filing pursuant to paragraph (b)

   / / on (date) pursuant to paragraph (b)

   / / 60 days after filing pursuant to paragraph (a)(1)

   /X/ on April 9, 2001 pursuant to paragraph (a)(1)

   / / 75 days after filing pursuant to paragraph (a)(2)

   / / on (date) pursuant to paragraph (a)(2) of rule 485.

If approriate, check the following box:

   / / this post-effective amendment designates a new effective data for a previously filed post-effective amendment.

The Commission is requested to send copies of all communications to:
               MaryKathleen Foynes Gaza, Esq.
               The Reserve Funds
               1250 Broadway
               New York, NY 10001-3701

                    SUBJECT TO COMPLETION- DATED FEBRUARY 2, 2001



                                THE RESERVE FUND
                               MONEY-MARKET FUNDS

                                   PROSPECTUS
                              _________ _____, 2001




THE RESERVE FUND (the "Trust")," is a registered investment company, which offers three no-load money-market funds in this Prospectus:

                       -  PRIMARY FUND,
                       -  U.S. GOVERNMENT FUND, and
                       -  U.S. TREASURY FUND
                             (each a "Fund", collectively "the Funds").


Effective April 9, 2001, each Fund offers eight classes of shares: Class 8, Class 15, Class 25, Class 35, Class 45, Treasurer's Trust, Class 75 and Class R.

      FOR INVESTORS SEEKING AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH PRESERVATION OF CAPITAL AND LIQUIDITY.

                             ---------------

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
    EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                                CRIMINAL OFFENSE.
                             ---------------



Information contained herein is subject to completion or amendment, with the exception of securities to be designated as Class R. A registration statement relating to these securities, adding Class 8, 15, 25, 35, 45 Treasurer's Trust and 75 and designating the outstanding shares of the Funds as Class R has been filed with the Securities & Exchange Commission. These securities, with the exception of securities to be designated as Class R, may not be sold nor offers to buy be accepted prior to the time that the registration statement becomes effective. This Prospectus as it relates to Class 8, 15, 25, 35, 45 Treasurer's Trust and 75 shall not constitute an offer to sell or the solicitation for an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such State.

TABLE OF CONTENTS

ABOUT THE FUNDS
Investment Objective....................................2
Investment Strategies...................................2
Principal Risks of Investing in the Funds...............4
Performance.............................................5
Fees & Expenses of the Funds............................6
Fund Management.........................................6

YOUR ACCOUNT
How to buy shares.......................................7
Selling shares..........................................8

ACCOUNT SERVICES.......................................10

DIVIDENDS & TAXES......................................11

FINANCIAL HIGHLIGHTS...................................12

QUESTIONS?
Shareholders should direct their inquiries to the Firm from which they received this Prospectus or to The Reserve Funds.

The Reserve Funds
1250 Broadway - 32nd floor
New York, NY 10001-3701
800-637-1700
212-401-5940 (facsimile)
Customerservice@reservefunds.com
or visit our web site at www.reservefunds.com

IT PAYS TO KEEP MONEY IN RESERVE(TM)

ABOUT THE FUNDS
The Funds are designed as a convenient alternative to the direct investment of temporary cash balances in short-term money-market accounts or instruments. Classes 8, 15, 25, 35, and 45 are specifically designed for institutional investors. Treasurer's Trust is specifically designed for sweep accounts and Class 75 and Class R are specifically designed for direct retail investors.

All outstanding shares of the Funds as of April 8, 2001 are now designated as Class R.

The Funds seek to employ idle cash at yields competitive with yields of other comparable short-term investments, and to reduce or eliminate the mechanical problems of direct investment, such as scheduling maturities and reinvestment, as well as, evaluating the credit of issuers, investing in round lots, and safeguarding receipt and delivery of securities.

INVESTMENT OBJECTIVE
The investment objective of all three Funds is to seek as high a level of current income as is consistent with preservation of capital and liquidity. However, achievement of this objective cannot be assured.

INVESTMENT STRATEGIES
The Funds seek to maintain a stable $1.00 share price. The portfolio managers monitor a range of economic and financial factors. Based on their analysis, the Funds are invested in a mix of U.S. dollar denominated money-market securities that are intended to provide as high a yield as possible without violating the Fund's credit quality policies or jeopardizing the stability of its share price.

ABOUT THE FUNDS
PRIMARY FUND. The Primary Fund seeks to attain its objective by investing in instruments issued by the U.S. government, its agencies and instrumentalities ("U.S. government securities"), deposit-type obligations, such as negotiable certificates of deposit and time deposits, bankers' acceptances and letters of credit of domestic and foreign banks, savings and loan associations and savings banks, high-quality domestic and foreign commercial paper as determined by nationally recognized statistical rating organizations, non-rated instruments of comparable quality as determined by the Board of Trustees ("Trustees"), other short-term instruments of similar quality, and instruments fully collateralized by such obligations.

The Primary Fund will principally invest in obligations of U.S. banking institutions that are insured by the Federal Deposit Insurance Corporation and deposit-type obligations of foreign branches of both U.S. banks and foreign banks (Eurodollars) located in Australia, Canada, Western Europe and Japan and which, at the time of investment, have more than $25 billion (or the equivalent in other currencies) in total assets.

U.S. GOVERNMENT FUND. The U.S. Government Fund seeks to attain its objective by investing exclusively in securities backed by the full faith and credit of the U.S. government, such as U.S. Treasury securities, obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, and repurchase agreements supported by such investments.

U.S. TREASURY FUND. The U.S. Treasury Fund seeks to attain its objective by investing exclusively in securities backed by the full faith and credit of the U.S government which provide interest income exempt in most states from state and local personal income taxes. Typically, the Fund's assets will be invested in U.S. Treasury securities.

The "full faith and credit" backing is considered the strongest backing offered by the U.S. government and to be the highest degree of safety with respect to the payment of principal and interest.

All of the Funds may invest in repurchase agreements ("repos") but will limit them to those banks and securities dealers who are deemed creditworthy pursuant to the guidelines adopted by the Trustees. The U.S. Government and U.S. Treasury Funds will further limit their investment in repos to those whose underlying obligations are backed by the full faith and credit of the United States, and, in the case of the U.S. Treasury Fund, repos will not exceed 5% of its total assets except for temporary or emergency purposes. Securities subject to repos will be placed in a segregated account and will be monitored to ensure that the market value of the securities plus any accrued interest will at least equal the repurchase price.

The Funds will not concentrate more than 25% of their total assets in the securities of issuers in a single industry, except that the Primary Fund may invest more than 25% of its assets in bank obligations.

The Funds will at all times as is practicable be invested in accordance with the investment objective and strategies outlined above. However, from time to time, a Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. If a Fund adopts a temporary defensive position, the Fund might not be able to attain its objective.

ABOUT THE FUNDS
PRINCIPAL RISKS OF INVESTING IN THE FUNDS. The following factors could reduce a Fund's income level and/or share price:

- INTEREST RATES could rise sharply causing the value of the Funds' securities and share price to drop. Most of the Funds' performance depends on interest rates. When interest rates fall, the Funds' yields will typically fall as well.

- A FUND IS NOT FDIC-INSURED. The Funds are money-market funds which are a specific type of fund that seeks to maintain a $1.00 price per share. An investment in a Fund is not insured or guaranteed by the U.S. government, Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund. However, each Fund has maintained a constant share price since inception, and will strive to continue to do so.

- EACH FUND'S YIELD WILL VARY as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

- CERTAIN PORTFOLIO HOLDINGS. The risks that the Funds are subject to include those risks associated with the market in general, as well as the types of securities held. Repos could involve risks in the event of a default of the repo counterparty, including possible delays, losses or restrictions upon a Fund's ability to dispose of the underlying securities. As to the Primary Fund, the risks are generally associated with investing in the banking industry, such as interest rate risk, credit risk and regulatory developments. Further, as to the Primary Fund, Euro and Yankee dollar investments involve certain risks that are different from investments in domestic obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions which might affect payment of principal or interest. In addition, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks. Adverse political, regulatory, market or economic developments in foreign countries can affect entities located in those countries.

- CREDIT QUALITY. Overall, a decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money-market security to decrease.

- NON-DIVERSIFICATION. The Funds are non-diversified; therefore, performance is more dependent upon a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of a Fund more than it would in a diversified portfolio.

- MONEY-MARKET FUNDS V. EQUITY INVESTMENTS. Because of the low level of risk, over time, a money-market fund may produce lower returns than bond or stock investments, which entail higher levels of risk.

ABOUT THE FUNDS
PERFORMANCE
The bar charts below show the Funds' Class R annual returns for the past ten years or since the first calendar year since inception, together with the best and worst quarters. Class designations were added to the Funds as of April 9, 2001. All outstanding shares of the Funds as of April 8, 2001 are now designated as Class R. The annual returns of the other classes (8, 15, 25, 35, 45, Treasurer's Trust and 75) will differ only to the extent that the classes do not have the same expenses. The accompanying "Average Annual Total Return as of December 31, 2000" table gives some indication of risk of an investment in the Funds. The tables assume reinvestment of dividends and distributions, if any. As with all mutual funds, the past is not a prediction of the future.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
TOTAL RETURN FOR PRIMARY FUND - CLASS R

91        5.59%
92        3.17%
93        2.39%
94        3.49%
95        5.27%
96        4.67%
97        4.87%
98        4.81%
99        4.42%
00        x.xx%


CALENDAR YEARS ENDED DECEMBER 31
QUARTERLY RETURNS:
Best Quarter: 4Q 1990                    1.92%
Worst Quarter: 2Q 1993                   0.53%
Most Recent Calendar Quarter: 4Q2000     x.xx%

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000

      1                5              10
     Year            Years          Years
     ----            -----          -----

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
TOTAL RETURN FOR U.S. GOVERNMENT FUND - CLASS R

91        5.32%
92        3.09%
93        2.30%
94        3.42%
95        5.18%
96        4.60%
97        4.76%
98        4.69%
99        4.22%
00        x.xx%

CALENDAR YEARS ENDED DECEMBER 31 QUARTERLY RETURNS:
Best Quarter: 3Q 1989                    1.89%
Worst Quarter: 2Q 1993                   0.56%
Most Recent Calendar Quarter: 4Q2000     x.xx%

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000

      1                5              10
     Year            Years          Years
     ----            -----          -----

ABOUT THE FUNDS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
TOTAL RETURN FOR U.S. TREASURY FUND- CLASS R

93        2.19%
94        3.68%
95        4.96%
96        4.53%
97        4.61%
98        4.52%
99        4.02%
00        x.xx%

CALENDAR YEARS ENDED DECEMBER 31
QUARTERLY RETURNS:
Best Quarter: 2Q 1995                    1.25%
Worst Quarter: 1Q 1993                   0.52%
Most Recent Calendar Quarter: 4Q2000     x.xx%

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000

      1                5              10
     Year            Years          Years
     ----            -----          -----
                     4.53%          3.91%


              AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000

                                             1 YEAR       SINCE INCEPTION
Primary Fund - Class 25(1)
Primary Fund - Treasurers Trust(2)
Primary Fund- Class 45(3)
US. Government Fund  Class 8(4)
US. Government Fund - Treasurer's Trust(5)

-----------------------
1. Average Annual Returns quoted are for the former Primary Institutional Fund--Class A.

2. Average Annual Returns quoted are for the former Primary Institutional Fund--Treasurer's Trust

3. Average Annual Returns quoted are for the former Primary Institutional Fund--Class C

4. Average Annual Returns quoted are for the former U.S. Government Institutional Fund--Class A

5. Average Annual Returns quoted are for the former U.S. Government Institutional Fund--Treasurer's Trust

           For the Funds' current yields, call toll-free (800) 637-1700 or visit our web site at WWW.RESERVEFUNDS.COM.

ABOUT THE FUNDS

FEES & EXPENSES OF THE FUNDS
This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

FEE TABLE
SHAREHOLDER FEES*                               None
(Fees paid directly from your investment)

ANNUAL FUND OPERATING EXPENSES FOR ALL FUNDS
(Expenses are deducted from Fund assets)


                                                                                 Treasurer's
                         Class 8    Class 15    Class 25    Class 35    Class 45    Trust    Class 75     Class R
                         -------    --------    --------    --------    --------    -----    --------     -------
COMPREHENSIVE
MANAGEMENT FEE  **        0.08%      0.15%       0.25%       0.35%        0.45%     0.60%      0.55%       0.80%
12b-1 Fees                0.00       0.00        0.00        0.00         0.00      0.00       0.20        0.20
                          ----       ----        ----        ----         ----      ----       ----        ----

Total Operating Expenses  0.08%      0.15%       0.25%       0.35%        0.45%     0.60%      0.75%       1.00%

------------
(*) The Funds will without prior notice impose a "Small Balance fee" (currently $5) or remit the proceeds on those Class R accounts with a monthly average account balance of less than $1,000 and no activity other than distributions and dividends for the past 12 consecutive months. The Funds will without prior notice impose a "Small Balance fee" (currently $5) or remit the proceeds on those Class 8, 15, 25, 35, 45 and 75 accounts with a monthly average account balance of less than $100,000 and no activity other than distributions and dividends for the past 12 consecutive months. Treasurer's Trust shares are not subject to a "Small Balance Fee" Shareholders may be subject to fees for redemption by wire or checks; for more information please refer to "Selling Fund Shares".

(**) Comprehensive Management Fee includes all administrative and customary operating expenses of the Funds, as well as shareholder liaison services (such as, responding to customer inquiries and providing information on their investments) recordkeeping charges, accounting expenses, transfer costs. Excluded from the definition of customary operating expenses are interest, taxes, brokerage fees, extraordinary legal and accounting fees and expenses, and the fees of the disinterested Trustees, for which each Fund pays its direct or allocated share. It is expected that the Treasurer's Trust shareholder accounts will require subtransfer agency services, subaccounting services, and/or other services which are unique to the Treasurer's Trust shares.

EXAMPLE: This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example should not be considered indicative of future investment returns and operating expenses which may be more or less than those shown. This example is based on the annual fund operating expenses described in the table.

        This example uses the same assumptions other funds use in their prospectuses. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. The costs would be the same whether you stayed in a Fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

                           1 Year      3 Years      5 Years      10 Years
                           ------      -------      -------      --------
      CLASS 8               $  8         $ 26         ---            ---
      CLASS 15                15           48         ---            ---
      CLASS 25                26           80         ---            ---
      CLASS 35                36          113         ---            ---
      CLASS 45                46          144         ---            ---
      TREASURER'S TRUST       61          192         ---            ---
      CLASS 75                77          240         ---            ---
      CLASS R                102          318        $552         $1,225

FUND MANAGEMENT
THE INVESTMENT ADVISER FOR THE RESERVE FUNDS is Reserve Management Company, Inc. ("RMCI"), 1250 Broadway, New York, NY 10001. Since November 15, 1971, RMCI and its affiliates have provided investment advice to other mutual funds within the Reserve family of funds which as of December 31, 2000, had approximately $8.5 billion in assets under management.

         RMCI manages the investment portfolios of the Funds, subject to policies adopted by the Trustees. Presently, under the terms of the Investment Management Agreements with the Funds, RMCI is paid comprehensive management fee. The comprehensive management fee includes all administrative and customary operating expenses of the Funds, as well as shareholder liaison services (such as, responding to customer inquiries and providing information on their investments) recordkeeping charges, accounting expenses, transfer costs. Excluded from the definition of customary operating expenses are interest, taxes, brokerage fees, extraordinary legal and accounting fees and expenses, and fees of the disinterested Trustees, for which each Fund it pays its direct or allocated share. The Funds pay RMCI a comprehensive management fee accordingly to the following schedule:

                                                                               Treasurer's
                         Class 8   Class 15   Class 25   Class 35   Class 45      Trust      Class 75   Class R
                         -------   --------   --------   --------   --------      -----      --------   -------
COMPREHENSIVE
MANAGEMENT FEE            0.08%     0,15%       0.25%      0.35%      0.45%       0.60%        0.55%     0.80%

In addition, Class 75 and Class R pay a 12b-1 fee, which is described below. As of June 26, 1999, each of the Funds entered into a Investment Management Agreement with RMCI, which is substantially similar to the Investment Management Agreement previously in effect, except for the comprehensive management fee structure; however, the U.S. Treasury Fund, since inception, has been subject to a comprehensive management fee. For the fiscal year ended May 31, 2 000, RMCI received management fees under the investment management agreements previously in effect, as well as the comprehensive management fee agreements. For the fiscal year ended May 31, 2000, the Primary, U.S. Government and U.S. Treasury Fund paid RMCI an aggregate fee of $29,323,207, $5,738,286, and $2,549,541, respectively.

THE FUNDS' DISTRIBUTORS are Resrv Partners, Inc. ("Resrv"), 1250 Broadway, New York, NY 10001-3701, GAM Services, Inc. ("GAM"), 135 East 7th Street, New York, NY 10022; and, The Kaufmann Fund, Inc., ("Kaufmann"), 140 East 45th Street, New York, NY 10017.

The Funds have adopted a Rule 12b-1 plan which allows the Funds to pay distribution fees for the sale and distribution of its shares. The maximum level of distribution expenses is 0.20% per year of each Fund's average net assets. Currently, only Class 75 and Class R participate in the plan. As these fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

YOUR ACCOUNT

HOW TO BUY SHARES.
SHARE PRICE: NET ASSET VALUE. Investors pay no sales charges to invest in the Funds. The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of a Fund, is called the Fund's net asset value ("NAV") per share. Each Fund uses the amortized cost method of valuing its securities which does not take into account unrealized gains or losses. This is a standard calculation. The NAV is calculated as of the close of trading on the New York Stock Exchange (usually 4:00 PM Eastern time). However, NAV is not calculated and purchase orders are not accepted on days the Exchange is closed for holidays (New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day) or on regional bank holidays (Columbus Day and Veteran's Day). Your order will be priced at the next NAV calculated after your order is accepted (i.e., converted to federal funds) by the Funds.

MINIMUM INITIAL INVESTMENT

            REGULAR ACCOUNTS  -  $50 million for Class 8;
                                 $20 million for Class 15;
                                 $10 million for Class 25;
                                 $7 million for Class 35;
                                 $5 million for Class 45;
                                 None for Treasurer's Trust;
                                 $1 million for Class 75; and,
                                 None for Class R.

            ALL IRA ACCOUNTS  -  $1,000
            (Class Treasurer's Trust and R only)

SUBSEQUENT INVESTMENT REQUIREMENTS

            REGULAR ACCOUNTS  -  $5 million for Class 8;
                                 $1 million for Class 15;
                                 None for Class 25;
                                 None for Class 35;
                                 None for Class 45;
                                 None for Treasurer's Trust;
                                 None for Class 75; and,
                                 None for Class R.

            ALL IRA ACCOUNTS  -  $250
            (Class Treasurer's Trust and R only)

HOW TO PURCHASE

            BY CHECK. (drawn on U.S. bank). Please mail to or visit us at 1250 Broadway, New York, NY 10001-3701. You must include your account number (or Taxpayer Identification Number) on the "Pay to the order of" line and make the check payable to The Reserve Funds.

            BY WIRE. Prior to calling your bank, call The Reserve Funds at 800-637-1700 for specific instructions or the Firm from which you received this Prospectus.

            THIRD PARTY INVESTMENTS. Investments made through a third party (rather than directly with Reserve) such as a financial services agent may be subject to policies and fees different than those described here. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Investors should consult a representative of the plan or financial institution if in doubt.

            AUTOMATIC ASSET BUILDER. (Treasurer's Trust, Class 75 and Class R only). You may purchase shares of a Fund ($25 suggested minimum) from a checking, NOW, or bank money-market deposit account or from a U.S. government distribution ($25 suggested minimum) such as social security, federal salary, or certain veterans' benefits, or other payment from the federal government. You may also purchase shares automatically by arranging to have your payroll deposited directly into your Reserve account. Please call the Funds at 800-637-1700 for an application.

       ALL INVESTMENTS MUST BE IN U.S. DOLLARS. THIRD PARTY, FOREIGN AND TRAVELERS CHECKS, AS WELL AS CASH INVESTMENTS WILL NOT BE ACCEPTED. PURCHASE ORDERS ARE NOT ACCEPTED ON DAYS THE EXCHANGE IS CLOSED FOR
                    TRADING AND REGIONAL BANK HOLIDAYS.

YOUR ACCOUNT
When purchasing shares, please keep in mind:
- All checks and wires which do not correctly identify the account to be credited may be returned or delay the purchase of shares. If you do not specify the account number and the Fund you wish to invest in, all money will be invested in the U.S. Government Fund under the sender's name until the correct information can be determined.
- Only federal funds wires and checks drawn on the Fund's bank are eligible for entry as of the business day received.
- For federal funds wires to be eligible for same-day order entry, the Funds must be notified before 3:00 PM (Eastern Time, 11:00 AM for the U.S. Treasury Fund) of the amount to be transmitted and the account to be credited.
- Payment by check not immediately convertible into federal funds will be entered as of the business day when covering federal funds are received or bank checks are converted into federal funds. Checks delivered to the Fund's offices after 3:00 PM (Eastern Time, 11:00 AM for the U.S. Treasury
     Fund) will be considered received the next business day.
- Investors will be charged a fee (currently $15) for any check that does not clear and will be responsible for any losses suffered by the Funds as a result.

SELLING SHARES. Investors may sell (redeem) shares at any time. Shares will be sold at the NAV next determined after the redemption request is received by a Fund. Each Fund usually transmits payments the same day when requests are received before 3:00 PM (Eastern time, 11:00 AM for the U.S. Treasury
Fund) and the next business day for requests received after the time specified to enable shareholders to receive additional dividends. Shares do not earn dividends on the day a redemption is effected, regardless of the time the order is received. Orders will be processed promptly and investors will generally receive the proceeds within a week after receiving your request. You may sell shares by calling the Funds or with a letter of instruction. A shareholder will be charged redemption fees accordingly to the following schedule:

                     CLASS 8     CLASS 15     CLASS 25     CLASS 35     CLASS 45     CLASS TT            CLASS 75        CLASS R
CHECK REDEMPTION    $100 on      $100 on      $100 on     $100 on      $100 on      $100 on             $100 on        $2 on
FEES                redemption   redemption   redemption  redemption   redemption   redemption          redemption     redemption
                    checks less  checks less  checks      checks less  checks less  checks less         checks less    checks less
                    than         than         less than   than         than         than $100,000       than $100,000  than $100
                    $100,000     $100,000     $100,000    $100,000     $100,000

WIRE REDEMPTION     $100 on      $100 on      $100 on     $100 on      $100 on      $100 on wire
FEES                wire         wire         wire        wire         wire         redemption,         $10 on wire    $10 on wire
                    redemption   redemption   redemption  redemption   redemption   if not sent to      redemption     redemption
WIRE REDEMPTION     less than    less than    less than   less than    less than    Firm as part of     less than      less than
FEES                $1million    $500,000     $100,000    $100,000     $100,000     regular day's work  $10,000        $10,000


         THE FUNDS ASSUME NO RESPONSIBILITY FOR DELAYS IN THE RECEIPT OF
                            WIRED OR MAILED FUNDS.

TELEPHONE REQUESTS. You may redeem by calling the Funds at 800-637-1700. Unless you decline telephone privileges on your application and the Funds fail to take reasonable measures to verify the request, the Funds will not be liable for any unauthorized telephone redemption, or for any loss, cost or expense for acting upon an investor's telephone instructions. Telephone redemptions will be sent to the bank or brokerage account designated by the shareholder on the application or in a letter with the signature guaranteed. To change the designated brokerage or bank account, it is necessary to contact the Firm through which shares of a Fund were purchased or, if purchased directly from the Funds, it is necessary to send a written request to the Funds with signature(s) guaranteed. The Fund reserves the right to refuse a telephone redemption if it reasonably believes that the instructions are not genuine and/or it is advisable to do so.

WRITTEN REQUESTS. When writing a letter of instruction, please include the name(s) and signature(s) of all account holders (signature(s) guaranteed, if necessary), account number, Fund name, the dollar amount you want to redeem, and how and where to send the proceeds. If you are redeeming your IRA, please call for the applicable withholding requirements.

YOUR ACCOUNT SIGNATURES GUARANTEED. The following situations require written instructions along with signatures guaranteed.

      (1) redemptions for more than $5,000, if redemption proceeds are not being sent to the shareholder's designated bank or brokerage account; or
      (2) redemptions on accounts whose address has been changed within the past 30 days; or
      (3) redemption requests to be sent to someone other than the account owner or the address of record.

Signature guarantees are designed to protect both you and the Funds from fraud by reducing the risk of loss. Signature guarantees can be obtained from most banks, credit unions or savings associations, or from broker/ dealers, national securities exchanges or clearing agencies deemed eligible by the Securities and Exchange Commission. Notaries public cannot provide signature guarantees.

SMALL BALANCES. Because of the expense of maintaining accounts with small balances, the Funds will without prior notice either a "Small Balance Fee" (currently $5) or remit the proceeds on those Class R accounts with a monthly average account balance of less than $1,000 and no activity other than distributions and dividends for the past 12 consecutive months. Similarly, the Funds will without prior notice impose a "Small Balance fee" (currently $5) or remit the proceeds on those Class 8, 15, 25, 35, 45 and 75 accounts with a monthly average account balance of less than $100,000 and no activity other than distributions and dividends for the past 12 consecutive months. Treasurer's Trust shares are not subject to a "Small Balance Fee". Some Firms may establish variations of minimum balances and fee amounts if those variations are approved by the Funds.

THE FUNDS RESERVE CERTAIN RIGHTS.
The Funds reserve the right to make a "redemption in kind", (payment in portfolio securities rather than cash), without notice, if the amount the investor is redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the Fund's assets). Further, each Fund reserves the right to:

        - refuse any purchase or exchange request,
        - change or discontinue its exchange privilege,
        - change its minimum investment amounts,
        - to liquidate an account without notice and remit the proceeds, if an account becomes burdensome within the Funds' discretion,
        - delay sending out redemption proceeds for up to seven days
            (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions); and
        - to charge shareholder accounts for specific costs incurred in processing unusual transactions. Such transactions include, but are not limited to, stop payment requests, copies of Fund redemption checks or shareholder checks, copies of statements and special research services.

REDEMPTIONS THROUGH BROKERS AND FINANCIAL INSTITUTIONS. Redemptions through brokers and financial institutions may involve such Firms' own redemption minimums, services fees, and other redemption requirements.

ACCOUNT STATEMENTS. Shareholders are advised to retain all account statements. You must notify us no later than sixty (60) days after Reserve sent you the statement on which a problem or error first appeared.

SHAREHOLDER COMMUNICATIONS. The Funds will not send duplicate shareholder communications, such as the Prospectus and Annual Report, to related accounts at a common address, unless instructed to the contrary by you.

ACCOUNT SERVICES

CHECKING, VISA AND ATM ACCESS. (Treasurer's Trust, Class 75 and Class R only).You may redeem shares of the Fund by using your Reserve checks and VISA Check Card. Once you complete an application or a signature card (for existing accounts) and certain other documentation, you can write checks in any amount against your account. A check will be returned (bounced) and a fee charged if you request a stop payment; the check is postdated; contains an irregularity in the signature, amount or otherwise; signature or payee is missing; or, is written against accounts with insufficient or uncollected funds. Please do not use your checks to close your account. Checking may not be available to clients of some Firms and some Firms may establish their own minimum check amount. Shareholders may use their VISA Check Card at ATM's to receive cash; shareholders will not be charged by The Reserve Funds to use an ATM, but may be charged a surcharge by the ATM owner.

EXCHANGE PRIVILEGE. Investors can exchange all or some of the shares offered for shares in other Reserve money market and equity funds. Investors can request an exchange in writing or by telephone. Be sure to read the current prospectus for any fund into which you are exchanging. Any new account established through an exchange will have the same privileges as an original account (provided they are available). There is currently no fee for exchanges; however, some customers who exchange shares of the Primary, U.S. Government, and/or U.S. Treasury Funds for non-Reserve Fund may be charged a sales load if a sales load applies.

INDIVIDUAL RETIREMENT ACCOUNTS. (Treasurer's Trust, Class 75 and Class R only). Investors may use the Funds as an investment for Individual Retirement Accounts ("IRAs"). Information regarding administration fees and other details is available from the Funds at 800-637-1700.

RESERVE EASY ACCESS AND ON-LINE ACCESS. Easy Access is The Reserve Funds' 24-hour toll-free telephone service that lets shareholders use a touch-tone phone for a variety of options, which include obtaining yields, account balances, check reorders. To use it, call 800-637-1700 and follow the instructions. Clients may also access full account activity through On-Line Access for the previous six months on the Internet at www.reservefunds.com. You must call The Reserve Funds to activate the Internet access.

DIVIDENDS & TAXES
An investment in any mutual fund generally involves tax considerations. The following discussion is intended as general information for U.S. citizens and residents only. Because everyone's tax situation is unique, you should consult your own tax advisor(s) with regard to the tax consequences of the purchase, ownership or disposition of Fund shares. Any tax liabilities generated by your transactions are your responsibility. Further, the applicable tax laws which affect the Funds and their shareholders are subject to change and may be retroactive.

The Funds intend to maintain their regulated investment company status for federal income tax purposes, so that they will not be liable for federal income taxes to the extent their taxable income and net capital gains are distributed. However, it is possible that events could occur which could cause a Fund to incur some U.S. taxes. Dividends and distributions are taxable to most shareholders as ordinary income (unless an investment is in an IRA or other tax-advantaged account) in the tax year they are declared. The tax status of any distribution is the same regardless of how long an investor has been in a fund and whether distributions are reinvested or taken in cash. The tax status of dividends and distributions will be detailed in an annual tax statement from the Funds.

Each Fund declares dividends each day the Exchange is open. Dividends are distributed daily as additional shares to shareholder accounts except for shareholders who elect in writing to receive cash dividends, in which case monthly dividend checks are sent to the shareholder. Any net capital gains realized will be distributed once a year. All dividends and capital gains distributions, if any, are paid in the form of additional shares credited to an investor's account at NAV unless the shareholder has requested otherwise on the Account Application or in writing to the Funds.

Dividends paid to shareholders of the U.S. Treasury Fund are subject to federal income tax but generally are exempt from state and local personal income taxes.

BACKUP WITHHOLDING. As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to certain shareholders who fail to provide a Fund with their correct taxpayer identification number ("TIN") or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. However, special rules apply for certain accounts. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability. Shareholders should be aware that a Fund may be fined $50 annually by the IRS for each account for which a certified TIN is not provided or is incorrect. In the event that such a fine is imposed with respect to an account in any year, a corresponding charge will be made against the account.

FINANCIAL HIGHLIGHTS

         Contained below is per share operating performance data for a share of beneficial interest outstanding of each Fund - Class R for the periods as indicated. All outstanding shares of the Funds as of April 8, 2001 are now designated as Class R. "Total Return" shows how much an investment in a series would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions, if any. These figures have been audited by PricewaterhouseCoopers LLP, the Funds' independent accountants, whose report, along with each Funds' financial statements, is included in the Funds' Annual Report, which is available upon request by calling 800-637-1700.

                                                   SIX MONTHS
                                                      ENDED                    FOR FISCAL YEARS ENDED MAY 31,
                                                   NOVEMBER 30,   ----------------------------------------------------
                                                      2000(A)         2000       1999       1998       1997       1996
                                                   ------------       ----       ----       ----       ----       ----
PRIMARY FUND- CLASS R
-------------------------------------------------
Net asset value, beginning of year................   $ 1.0000     $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000
                                                     --------     --------   --------   --------   --------   --------
Net investment income from investment
    operations....................................      .0283        .0492      .0438      .0483      .0457      .0490
Less dividends from net investment income.........     (.0283)      (.0492)    (.0438)    (.0483)    (.0457)    (.0490)
                                                     --------     --------   --------   --------   --------   --------
Net asset value, end of year......................   $ 1.0000     $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000
                                                     ========     ========   ========   ========   ========   ========
Total Return......................................      5.64%(b)     4.92%      4.38%      4.83%      4.57%      4.90%
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------
Net assets end of year (millions).................   $5,403.8     $4,355.9   $3,330.1   $2,707.6   $2,104.1   $1,664.1
Ratio of expenses to average net assets...........      1.00%(b)     1.00%      1.00%       .94%       .98%       .98%
Ratio of net investment income to average net
    assets........................................      5.63%(b)     4.74%      4.26%      4.71%      4.47%      4.79%
U.S. GOVERNMENT FUND- CLASS R
------------------------------------------------
Net asset value, beginning of year................   $ 1.0000     $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000
                                                     --------     --------   --------   --------   --------   --------
Net investment income from investment
    operations....................................      .0279        .0471      .0426      .0471      .0449      .0484
Less dividends from net investment income.........     (.0279)      (.0471)    (.0426)    (.0471)    (.0449)    (.0484)
                                                     --------     --------   --------   --------   --------   --------
Net asset value, end of year......................   $ 1.0000     $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000
                                                     ========     ========   ========   ========   ========   ========
Total Return......................................      5.56%(b)     4.71%      4.26%      4.71%      4.49%      4.84%
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------
Net assets end of year (millions).................   $  755.1     $  667.7   $  716.2   $  652.5   $  611.8   $  568.5
Ratio of expenses to average net assets...........      1.00%(b)     1.00%      1.00%       .99%       .99%      1.00%
Ratio of net investment income to average net
    assets........................................      5.56%(b)     4.12%      4.16%      4.63%      4.40%      4.75%

FINANCIAL HIGHLIGHTS


                                                   SIX MONTHS
                                                      ENDED                    FOR FISCAL YEARS ENDED MAY 31,
                                                   NOVEMBER 30,   ----------------------------------------------------
                                                      2000(A)         2000       1999       1998       1997       1996
                                                   ------------       ----       ----       ----       ----       ----
U.S. TREASURY FUND- CLASS R
------------------------------------------------
Net asset value, beginning of year................   $ 1.0000     $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000
                                                     --------     --------   --------   --------   --------   --------
Net investment income from investment
    operations....................................      .0256        .0443      .0410      .0456      .0443      .0466
Less dividends from net investment income.........     (.0256)      (.0443)    (.0410)    (.0456)    (.0443)    (.0466)
                                                     --------     --------   --------   --------   --------   --------
Net asset value, end of year......................   $ 1.0000     $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000
                                                     ========     ========   ========   ========   ========   ========
Total Return......................................      5.11%(b)     4.43%      4.10%      4.56%      4.43%      4.66%
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------
Net assets end of year (millions).................   $  295.5     $  397.2   $  286.7   $  239.8   $  169.2   $  142.8
Ratio of expenses to average net assets (a).......      1.07%(b)     1.00%      1.00%       .97%       .97%       .99%
Ratio of net investment income to average net
    assets (a)....................................      5.01%(b)     4.12%      3.76%      4.26%      4.13%      4.33%

---------------------

(a) Due to the voluntary waiver of certain expenses by RMCI, the net expense ratios and net investment income of the U.S. Treasury Fund amounted to:


                                                                             NET
                                                      EXPENSE            INVESTMENT
                                   FISCAL YEAR         RATIO               INCOME
                                   -----------         -----               ------

                                       5/00             .86%                4.26%
                                       5/99             .77                 3.99
                                       5/98             .77                 4.46
                                       5/97             .77                 4.33
                                       5/96             .79                 4.53

                                                 ---------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

This Prospectus contains the information about each Fund which a prospective investor should know before investing.

The Statement of Additional Information ("SAI") contains additional and more detailed information about the Funds, and is considered part of this Prospectus. Our Annual and Semi-Annual Reports list the holdings in each Fund, describe Fund performance, include financial statements for the Funds, and discuss market conditions and strategies that significantly affected the Funds' performance.

These documents may be obtained without charge by writing or calling The Reserve Funds at 800-637-1700. You can download the documents from the EDGAR database of the SEC's web site (http://www.sec.gov) or you can obtain copies by visiting the SEC's Public Reference Room in Washington, DC (1-202-942-8090) or by electronic mail request at publicinfo@sec.gov or by sending your request and duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

                INVESTORS ARE ADVISED TO READ AND RETAIN THIS
                       PROSPECTUS FOR FUTURE REFERENCE.

                           [THE RESERVE FUNDS LOGO]


1250 Broadway, New York, NY 10001-3701
(212) 401-5500

GENERAL INFORMATION AND 24-HOUR YIELD AND BALANCE INFORMATION
800-637-1700  -  www.reservefunds.com

Distributor -  Resrv Partners, Inc.
RF/PG&T-04/2001

SEC File Number
The Reserve Fund
811-2033


[THE RESERVE FUNDS LOGO]

PRIMARY FUND
U.S. GOVERNMENT FUND
U.S. TREASURY FUND

CLASS 8
CLASS 15
CLASS 25
CLASS 35
CLASS 45
TREASURER'S TRUST
CLASS 75
CLASS R

Prospectus
_________ _____, 2001

                    SUBJECT TO COMPLETION- DATED FEBRUARY 2, 2001


                                THE RESERVE FUND
                          "AMERICA'S FIRST MONEY FUND"
                     1250 BROADWAY, NEW YORK, NY 10001-3701
                          212-401-5500 |X| 800-637-1700

                            ------------------------


                      24-HOUR YIELD AND BALANCE INFORMATION
                NATIONWIDE 800-637-1700 |X| WWW.RESERVEFUNDS.COM


                      THE RESERVE FUND MONEY-MARKET FUNDS:
                 PRIMARY, U.S. GOVERNMENT & U.S. TREASURY FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION


Information contained herein is subject to completion or amendment, with the exception of securities to be designated as Class R. A registration statement relating to these securities, adding Class 8, 15, 25, 35, 45 Treasurer's Trust and 75 and designating the outstanding shares of the Funds as Class R has been filed with the Securities & Exchange Commission. These securities, with the exception of securities to be designated as Class R, may not be sold nor offers to buy be accepted prior to the time that the registration statement becomes effective. This Prospectus as it relates to Class 8, 15, 25, 35, 45 Treasurer's Trust and 75 shall not constitute an offer to sell or the solicitation for an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such State.


      This Statement of Additional Information ("SAI") describes The Reserve Fund ("Trust") and three of its four money funds: Primary Fund, U.S. Government Fund and U.S. Treasury Fund (each a "Fund", together the "Funds"). The Reserve Fund was originally organized as a Maryland corporation on February 1, 1970 and re-organized on October 28, 1986 as a Massachusetts business trust and is an open-end investment company, commonly known as a money-market mutual fund. At the date of the Prospectus and SAI, there were four separate series (funds) authorized and outstanding: Primary, U.S. Government, U.S. Treasury and Strategist Money-Market Funds. Effective April 9, 2001 the Primary, U.S. Government and U.S. Treasury Funds, described herein, offer eight classes each (Class 8, 15, 25, 35, 45 Treasurer's Trust, 75 and R). All outstanding shares of the Funds as of April 8, 2001 are now designated as Class R. Additional series (funds) and classes may be added in the future by the Board of Trustees. This Statement is not a Prospectus, but provides detailed information to supplement the Prospectus dated
_______ __, 2001 and should be read in conjunction with it. A copy of the Prospectus may be obtained without charge by writing or calling the Fund at the above address or telephone number. The Securities and Exchange Commission ("SEC") maintains a web site (http://www.sec.gov) where you can download the SAI, the Prospectus, material incorporated by reference & other information regarding the Funds. This Statement is dated ________ __, 2001.

      TABLE OF CONTENTS                                                  PAGE
      -----------------                                                  ----
      Description of Funds..................................................
      Investment Strategies and Risks.......................................
      Management of the Trust...............................................
      Investment Management, Distribution and Custodian Agreements..........
      Information About the Trust...........................................
      How to Buy and Sell Shares............................................
      Dividends, Distributions and Taxes....................................
      Yield Information.....................................................
      General Information...................................................
      Ratings...............................................................
      Financial Statement...................................................

 SHARES OF THE FUNDS ARE NEITHER GUARANTEED NOR INSURED BY THE U.S. GOVERNMENT
   AND THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A
             STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                            DESCRIPTION OF THE FUNDS

      The investment objective of each Fund is to seek as high a level of current income as is consistent with preservation of capital and liquidity. However, achievement of this objective is not guaranteed. This investment objective may not be changed without the vote of a majority of the outstanding shares of the Fund as defined in the Investment Company Act of 1940 ("1940 Act"). The Funds seek to maintain a stable $1.00 share price.

      Investment in the Funds is not insured or guaranteed by the U.S. government, Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money investing in the Funds. Money-market funds are subject to federal regulations designed to help maintain liquidity. The regulations set strict standards for credit quality, diversification and maturity (397 days or less for individual securities, 90 days or less for the average portfolio life).

      Investment management companies can be divided into "diversified" and "non-diversified". Under Section 5(b), a diversified company must have 75% of the value of its total assets in cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities. Any management company other than a diversified company is defined as a "non-diversified" company pursuant to Section 5(b)(2). The Reserve Fund is a non-diversified mutual fund. In addition, each of its separate investment portfolios (Funds) intends to comply with the diversification requirement of Rule 2a-7 under the 1940 Act which places certain limits on a Fund's investments in any one issuer's securities in order to limit investment risk. With few exceptions, under Rule 2a-7, a Fund may invest no more than 5% of its assets in securities of any one issuer, except U.S. government securities.

      Reserve Management Co., Inc. ("RMCI") serves as the Funds' Investment Adviser. Resrv Partners, Inc. ("RESRV"), which is a wholly owned subsidiary of RMCI, is a distributor of the Funds' shares. RESRV is located at 1250 Broadway, New York, NY 10001-3701. GAM Services, Inc. ("GAM"), 135 East 57th Street, New York, NY 10022; and The Kaufmann Fund, Inc. ("Kaufmann"), 140 East 45th Street, New York, NY 10017 are also distributors.

      The following information supplements and should be read in conjunction with the Prospectus.

                          INVESTMENT STRATEGIES & RISKS

FUND POLICIES. Each Fund's investment objective and the following investment policies may not be changed without the affirmative vote of a majority of the outstanding shares of a Fund. A majority of the outstanding shares of a Fund means the vote of the lesser of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. A Fund cannot:

(1) borrow money except as a temporary or emergency measure and not in an amount to exceed 5% of the market value of its total assets;
(2) issue senior securities except in compliance with the Investment Company Act of 1940 ("1940 Act");
(3) act as an underwriter with respect to the securities of others except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;
(4) concentrate investments in any particular industry except to the extent that its investments are concentrated exclusively in U.S. government securities and bank obligations or repurchase agreements secured by such obligations;
(5) purchase, sell or otherwise invest in real estate or commodities or commodity contracts;
(6) lend more than 33 1/3% of the value of its total assets except to the extent its investments may be considered loans;
(7) sell any security short or write, sell or purchase any futures contract or put or call option; and
(8)   make investments on a margin basis.

      Notwithstanding the foregoing investment restrictions, each Fund may invest substantially all of its assets in another open-end investment company with substantially the same investment objective as the Fund.

      Although not currently using a "master/feeder" structure, based upon shareholder approval, the Trust may use a "master/feeder" structure. Rather than investing directly in securities, the Fund is a "feeder fund," meaning that it invests in a corresponding "master fund". The master fund, in turn invests in securities using the strategies described in this Prospectus. One potential benefit of this structure is lower costs, because the expenses of the master fund can be shared with any other feeder funds

FUND STRATEGIES. The following section contains more detailed information about types of instruments in which a Fund may invest, strategies the Adviser may employ, and a summary of related risks. The Funds may not buy all of these instruments or use all of these techniques; they will be utilized if in the Adviser's opinion it believes that the utilization will help a Fund achieve its investment objective.

U.S. GOVERNMENT SECURITIES. U.S. government securities include a variety of instruments which are issued or guaranteed by the U.S. Treasury, various agencies of the federal government and various instrumentalities which have been established or sponsored by the U.S. government, and certain interests in the foregoing types of securities such as U.S. Treasury STRIPS. U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, Treasury notes, and Treasury bonds). Obligations such as securities issued by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal National Mortgage Association ("FNMA"), the Student Loan Marketing Association ("SLMA") and the Federal Home Loan Bank ("FHLB") are also considered U.S. government securities. Some obligations of agencies and instrumentalities of the U.S. government, such as GNMA, are supported by the full faith and credit of the U.S. government. Other securities, such as obligations issued by FNMA and SLMA, are supported by the right of the issuer to borrow from the U.S. Treasury; and others, such as obligations issued by FHLB and FHLMC, are supported only by the credit of the agency or instrumentality issuing the obligation. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

      U.S. Treasury STRIPS permit the separate ownership and trading of the interest and principal components of direct obligations of the U.S. Treasury. These obligations may take the form of (i) obligations from which interest coupons have been stripped; (ii) the interest coupons that are stripped; or
(iii) book-entries at a Federal Reserve member bank representing ownership of obligation components.

BANK OBLIGATIONS. The Primary Fund may invest in bank obligations that include certificates of deposit, banker's acceptances, letters of credit and time deposits. A certificate of deposit is a negotiable certificate representing a bank's obligation to repay funds deposited with it, earning a specified rate of interest over a given period. A banker's acceptance is a negotiable obligation of a bank to pay a draft which has been drawn on it by a customer. A time deposit is a non-negotiable deposit in a bank earning a specified interest rate over a given period of time. A letter of credit is an unconditional guarantee by the issuing bank to pay principal and interest on a note a corporation has issued.

      Domestic banks are subject to extensive government regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is dependent largely upon the availability and cost of funds. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry. Domestic commercial banks organized under federal law are supervised and examined by the Controller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of Federal Reserve System only if they elect to join. As a result of federal and state laws and regulations, domestic banks are, among other things, generally required to maintain specified levels of reserves and are subject to other regulations designed to promote financial soundness.

FOREIGN BANK OBLIGATIONS. The Primary Fund may invest in obligations of foreign banks and foreign branches of U.S. and foreign banks. Investment in these securities involve risks which may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions which might affect payment of principal or interest. Furthermore, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. standards.

MUNICIPAL OBLIGATIONS. The Primary Fund may invest in municipal obligations, the interest on these municipal obligations is not exempt from federal income tax. They may be issued to raise money for various public purposes such as constructing public facilities. Certain types of municipal obligations are issued to obtain funding for privately operated facilities. General obligation bonds and notes are backed by the taxing power of the issuer. Revenue bonds and notes are backed by the revenues of a project or facility such as tolls from a toll road or, in some cases, from the proceeds of a special excise tax, but not by the general taxing power. Industrial development revenue bonds and notes are a specific type of revenue bond or note backed by the credit of a private issuer. Municipal obligations bear fixed, variable or floating rates of interest.

      The Primary Fund will purchase municipal securities which are rated MIG1 or MIG2 by Moody's Investor Services, Inc. ("Moody's"), SP-1 or SP-2 by Standard & Poor's Corporation ("S&P") or the equivalent. Municipal obligations which are not rated may also be purchased provided such securities are determined to be of comparable quality by RMCI to those rated securities in which the Funds may invest, pursuant to guidelines established by their Boards of Trustees.

      Municipal obligations are sometimes offered on a "when-issued" or delayed delivery basis. There is no limit on the Primary Fund's ability to purchase municipal securities on a when-issued basis. At the time a Fund makes the commitment to purchase a municipal obligation on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value ("NAV"). Each Fund will also maintain readily marketable assets at least equal in value to commitments for when-issued securities specifically for the settlement of such commitments. RMCI does not believe that a Fund's NAV or income will be adversely affected by the purchase of municipal obligations on a when-issued basis.

      Municipal securities can be significantly affected by economic and political changes, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and various utilities, conditions in those sectors and the financial condition of an individual municipal issuer can affect the overall municipal market.

COMMERCIAL PAPER. Although not a principal investment strategy, the Primary Fund may purchase commercial paper consisting only of short-term, unsecured promissory notes issued to finance short-term credit needs which are direct obligations issued by domestic entities. The other corporate obligations in which the Primary Fund may invest consist of high-quality, short-term bonds and notes (including variable amount master demand notes) issued by domestic corporations, including banks. However, the Primary Fund has never purchased commercial paper and has no current interest in doing so.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS. A repurchase agreement ("repo") transaction occurs when the Fund purchases and simultaneously contracts to resell securities at fixed prices. Each Fund will limit repos to those financial institutions and securities dealers who are deemed credit worthy pursuant to guidelines established by the Funds' Board of Trustees ("Trustees"). Repos are considered by the SEC staff to be loans by the Fund that enters into them. Repos could involve risks in the event of a default of the repo counter-party to the agreement, including possible delays, losses or restrictions upon the Fund's ability to dispose of the underlying securities. In an attempt to reduce the risk of incurring a loss on a repo, RMCI will follow procedures intended to provide that all repos are at least 100% collateralized as to principal and interest. A Fund will make payment for such instruments only upon their physical delivery to, or evidence of their book-entry transfer to, the account of the Fund's Custodian. If the seller defaults on the repurchase obligation, the Fund could incur a loss and may incur costs in disposing of the underlying security. A Fund will not hold more than 10% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven (7) days.

      Illiquid securities generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the fund has valued the instruments. The liquidity of a fund's investments is monitored under the supervision and direction of the board of trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

      The Primary and U.S. Government Funds may sell securities in a reverse repo when it is considered advantageous, such as to cover net redemptions or to avoid a premature outright sale of its portfolio securities. In a typical reverse repo transaction, the seller (Fund) retains the right to receive interest and principal payments on the security, but transfers title to and possession of it to a second party in return for receiving a percentage of its value. By repaying the repo counterparty the value received plus interest, the Fund repurchases the transferred security. It is the Fund's policy that entering into a reverse repo transaction will be for temporary purposes only and, when aggregated with other borrowings, may not exceed 5% of the value of the total assets of the Fund at the time of the transaction.

BORROWING. Each Fund has the authority to borrow money (including reverse repos involving sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price) for extraordinary or emergency purposes but not in an amount exceeding 5% of its total assets. Borrowing may subject a Fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. A Fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this, each Fund will not purchase securities while borrowings are outstanding.

SECURITIES LENDING AGREEMENTS. The Primary and U.S. Government Funds may, to increase their income, lend their securities to brokers, dealers and institutional investors if the loan is collateralized in accordance with applicable regulatory requirements (the "Guidelines") and if, after any loan, the value of the securities loaned does not exceed 25% of the value of its assets. Under the present Guidelines, the loan collateral must, on each business day, be at least equal to the value of the loaned securities plus accrued interest and must consist of cash or securities of the U.S. government (or its agencies or instrumentalities). The Funds receive an amount equal to the interest on loaned securities and also receive negotiated loan fees. The Funds may also pay reasonable finders, custodian and administrative fees. Loan arrangements made by a Fund will comply with all other applicable regulatory requirements including the rules of the New York Stock Exchange ("NYSE or Exchange"), which require the borrower, after notice, to redeliver the securities within the normal settlement time of three (3) business days. The Primary and U.S. Government Funds may from time to time lend securities on a short-term basis to banks, brokers and dealers (but not individuals) and receive as collateral cash or securities issued by the U.S. government or its agencies or instrumentalities. The collateral will be required to be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities plus accrued interest.

RISKS OF INVESTING IN THE FUNDS. The principal risk factors associated with investment in each Fund are the risk of fluctuations in short-term interest rates, the risk of default among one or more issuers of securities which comprise a Fund's assets; consequently when you sell (redeem) your shares of a Fund, they could be worth more or less than what you paid for them. In addition to the general investment risks of the Funds that are common to and may affect the money-market industry as a whole, there are risks specific to the types of securities held, which have been outlined above.

      However, the Funds follow regulations set forth by the SEC that dictate the quality requirements for money market mutual funds. These require the funds to invest exclusively in high-quality securities. Generally, high-quality securities are securities that present minimal credit risks and are rated in one of the two highest rating categories by two nationally recognized statistical rating organizations (NRSROs), or by one if only one NRSRO has rated the securities, or, if unrated, determined to be of comparable quality by the investment adviser pursuant to guidelines adopted by the board of trustees. High-quality securities may be "first tier" or "second tier" securities. First tier securities may be rated within the highest category or determined to be of comparable quality by the investment manager. Money market fund shares and U.S. government securities also are first tier securities. Second tier securities generally are rated within the second-highest category. Should a security's high-quality rating change after purchase by a fund, the investment adviser would take such action, including no action, as determined to be in the best interest of the Fund by the Board of Trustees.

TEMPORARY DEFENSIVE POSITION. The Funds will at all times as is practicable be invested in accordance with the investment objective and strategies outlined in the Prospectus and SAI. However, from time to time, a Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. If a Fund adopts a temporary defensive position, the Fund might not be able to attain its objective.

The Primary and U.S. Government Funds would, in adopting a temporary defensive position, buy more conservative U.S. Government securities. If the U.S. Treasury Fund was to adopt a defensive position, it would most likely increase its investment in repurchase agreements and exceed the 5% of its total assets limitation stated in the Prospectus. Further, in an extreme emergency, all Funds would maintain a large percentage of uninvested cash.

TRANSACTION CHARGES AND ALLOCATION. As investment securities transactions made by the Fund are normally principal transactions at net prices, the Fund does not normally incur brokerage commissions. Purchases of securities from underwriters involve a commission or concession paid by the issuer to the underwriter and after market transactions with dealers involve a spread between the bid and asked prices. The Fund has not paid any brokerage commissions during the past three fiscal years.

      Subject to the overall supervision of the officers of the Fund and the Trustees, RMCI places all orders for the purchase and sale of the Fund's investment securities. In the purchase and sale of investment securities, RMCI will seek to obtain prompt and reliable execution of orders at the most favorable prices and yields. In determining best price and execution, RMCI may take into account a dealer's operational and financial capabilities, the type of transaction involved, the dealer's general relationship with RMCI, and any statistical, research, or other services provided by the dealer to RMCI. To the extent such non-price factors are taken into account the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the Fund as determined by RMCI. Brokers or dealers who execute investment securities transactions may also sell shares of the Fund; however, any such sales will be neither a qualifying nor disqualifying factor in the selection of brokers or dealers.

      When orders to purchase or sell the same security on identical terms are simultaneously placed for the Fund and other investment companies managed by RMCI, the transactions are allocated as to amount in accordance with each order placed for each Fund. However, RMCI may not always be able to purchase or sell the same security on identical terms for all investment companies affected.


                             MANAGEMENT OF THE TRUST

      The Funds' Trustees are responsible for the management and supervision of the Trust. The Trustees approve all significant agreements between the Funds and those companies that furnish services to the Funds.

      Trustees and executive officers of the Funds, together with information as to their principal business occupations during at least the last five years, are shown below:

*++BRUCE R. BENT, 63, Chairman/Chief Executive Officer and Trustee, 1250 Broadway, New York, NY 10001-3701.

    Mr. Bent is Chairman/Chief Executive Officer and Trustee of The Reserve Fund ("RF"), Reserve Institutional Trust ("RIT"), Reserve Tax-Exempt Trust ("RTET"), Reserve New York Tax-Exempt Trust ("RNYTET") and Reserve Private Equity Series ("RPES"); Director and Chairman/Chief Executive Officer of Reserve Management Company, Inc. ("RMCI") and Reserve Management Corporation ("RMC"); and Chairman and Director of Resrv Partners, Inc. ("RESRV").

    Mr. Bent co-founded The Reserve Funds in 1970 and has been an executive officer since then.

*++BRUCE R. BENT II, 35, President, Assistant Treasurer and Trustee, 1250 Broadway, New York, NY 10001-3701.

    Mr. Bent II joined The Reserve Funds in 1992 and is President and Assistant Secretary and Trustee of RF, RIT, RTET, RNYTET and RPES. Mr. Bent II is also President, Secretary and Assistant Treasurer of RMCI; Senior Vice President, Secretary and Assistant Treasurer of RMC; and, Secretary and Director of RESRV.

+EDWIN EHLERT, JR., 70, Trustee, 125 Elm Street, Westfield, NJ 07091.

    Mr. Ehlert is President and Director of Ehlert Travel Associates, Inc. (travel agency) and Ehlert Travel Associates of Florida, Inc. (travel agency), and Trustee of RF, RIT, RTET, RNYTET and RPES.

+HENRI W. EMMET, 74, Trustee, 1535 Presidential Drive, Apt. 4A, Columbus, OH 43212.

    Mr. Emmet retired as the Managing Director of Servus Associates, Inc. in 1994 and U.S.A. Representative of the First National Bank of Southern Africa in 1996. In 1999, Mr. Emmet retired as a principal of Global Interaction, which provides consulting services to international banking interests. He is currently Trustee of RF, RIT, RTET, RNYTET and RPES.

+PATRICK J. FOYE, 44, Trustee, c/o AIMCO, 2000 S. Colorado Blvd., Tower Two, Suite 2-1000, Denver, CO 80222.

        From 1995 to present, Mr. Foye has been the Deputy Chairman of Long Island Power Authority. In addition, Mr. Foye is Executive Vice President of Apartment Investment and Management Company ("AIMCO"), a real estate investment trust and the nation's largest owner and manager of multi-family apartment properties. He was a partner from 1989 through 1998 in the law firm of Skadden, Arps, Slate, Meagher & Folm LLP, as well as a managing partner in the firm's offices in Moscow, Budapest, and Brussels from 1992 through 1994. Mr. Foye is a member of Governor Pataki's New York State Privatization Research Council. He is currently a Trustee of RF, RIT, RTET, RNYTET and RPES.

+DONALD J. HARRINGTON, C.M., 56, Trustee, St. John's University, Grand Central & Utopia Parkways, Jamaica, NY 11439.

    The Reverend Harrington is President of St. John's University, NY, and a Director of the Bear Stearns Companies, Inc. (financial institution) since 1993. He is currently a Trustee of RF, RIT, RTET, RNYTET and RPES.

+WILLIAM J. MONTGORIS, 54, Trustee, 286 Gregory Road, Franklin Lakes, NJ
07417.

    Mr. Montgoris is formerly Chief Operating Officer of the Bear Stearns Companies, Inc. (1979-1999). He is currently Trustee of RF, RIT, RTET, RNYTET and RPES.

+WILLIAM E. VIKLUND, 60, Trustee, 110 Grist Mill Lane, Plandome Manor, NY 11030-1110.

    Mr. Viklund is formerly President and COO of Long Island Bankcorp and President and CEO of Long Island Savings Bank (1980-1996). He is currently Trustee of RF, RIT, RTET, RNYTET and RPES.

*ARTHUR T. BENT III, 32, Chief Operating Officer/Treasurer, Senior Vice President and Assistant Secretary, 1250 Broadway, New York, NY 10001-3701.

Mr. Bent III joined The Reserve Funds in 1997 and is Chief Operating Officer/Treasurer, Senior Vice President and Assistant Secretary of RF, RIT, RTET, RNYTET and RPES. Mr. Bent III is also Chief Operating Officer/Treasurer, Senior Vice President and Assistant Secretary of RMCI; President, Treasurer and Assistant Secretary of RMC; and, Treasurer and Director of Resrv Partners, Inc. ("RESRV"). Before joining Reserve, he was a private investor.

MARYKATHLEEN FOYNES GAZA, 31, Director of Compliance and Legal Affairs (Counsel) and Secretary, 1250 Broadway, New York, NY 10001-3701.

    Ms. Gaza is Director of Compliance and Legal Affairs (Counsel) and Secretary of RF, RIT, RNYTET, RTET and RPES, as well as Director of Compliance and Legal Affairs for RMCI and RMC and Counsel to RESRV. Before joining The Reserve Funds in 1998, Ms. Gaza was a staff attorney at PaineWebber, Inc. (1997-1998). Prior to that, Ms. Gaza worked for the U.S. House of Representatives as a District Manager for a Member of Congress (1995-1997).

AGNES MULLADY, 42, Controller, 1250 Broadway, New York, NY 10001-3701.

    Ms. Mullady is Controller of RF, RIT, RNYTET, RTET, RPES, as well as Controller and Director of RMC, RMCI and RESRV. Before joining The Reserve Funds in 2000, Ms. Mullady from 1993-1999 was Vice President and Treasurer, Northstar Funds; Senior Vice President and Chief Financial Officer, Northstar Investment Management Corp.; President and Treasurer, Northstar Administrators Corp.; and, Vice President and Treasurer, Northstar Distributors, Inc.

------------
*MR. BENT IS THE FATHER OF MR. BENT II AND MR. BENT III.
+ MESSRS. EHLERT, EMMET, FOYE, HARRINGTON, MONTGORIS, AND VIKLUND ARE MEMBERS OF A REVIEW COMMITTEE, WHICH PERFORMS THE FUNCTIONS OF AN AUDIT COMMITTEE AND REVIEWS COMPLIANCE PROCEDURES AND PRACTICES. THE AUDIT COMMITTEE MEMBERS RECEIVE AN ANNUAL COMMITTEE FEE OF $2,000.
++ INTERESTED TRUSTEE WITHIN THE MEANING OF THE 1940 ACT. AS OF JUNE 1, 2000, THE MEMBERS OF THE BOARD OF TRUSTEES WHO ARE NOT "INTERESTED TRUSTEES" WILL BE PAID A STIPEND OF $3,500 FOR EACH JOINT BOARD MEETING THEY ATTEND IN PERSON, A STIPEND OF $1,000 FOR EACH JOINT TELEPHONIC MEETING THEY PARTICIPATE IN, AND AN ANNUAL FEE OF $24,000 FOR SERVICE TO ALL OF THE TRUSTS IN THE COMPLEX.

    Under the Declaration of Trust, the Trustees and officers are entitled to be indemnified by the Trust to the fullest extent permitted by law against all liabilities and expenses reasonably incurred by them in connection with any claim, suit or judgment or other liability or obligation of any kind in which they become involved by virtue of their service as a Trustee or officer of the Trust, except liabilities incurred by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.


    The Trust does not pay any pension or retirement benefits to the Trustees.

                               COMPENSATION TABLE
                       FOR FISCAL YEAR ENDED MAY 31, 2000


                                                                  AGGREGATE                   TOTAL COMPENSATION
                                                                COMPENSATION             FROM TRUST AND TRUST COMPLEX
NAME OF TRUSTEE, POSITION                                        FROM TRUST          (4 ADDITIONAL TRUSTS) PAID TO TRUSTEE
-------------------------------------------------------    --------------------   --------------------------------------------
Bruce R. Bent, Chairman/CEO and Trustee                                    $   0                      $    0
Bruce R. Bent II, President and Trustee                                        0                           0
Edwin Ehlert, Jr., Trustee                                                24,075                      30,500
Patrick J. Foye, Trustee                                                   2,422                       3,068
Henri W. Emmet, Trustee                                                   24,075                      30,500
Rev. Donald J. Harrington, Trustee                                        21,312                      27,000
William J. Montgoris, Trustee                                             20,260                      25,667
William E. Viklund, Trustee                                               24,075                      30,500

The following executive officers of the Trust had allocated cash remuneration in excess of $60,000 during the last fiscal year ending May 31, 2000 for services rendered to the Fund

                                                                      AGGREGATE            ESTIMATED ANNUAL BENEFITS
     NAME                                  CAPACITY                  RENUMERATION               UPON RETIREMENT
     ------                               ----------               -----------------         --------------------
     Bruce R. Bent                     Chairman/CEO                  $  98,666                      $32,546
     Bruce R. Bent II                  President                       154,526                        2,074
     Arthur T. Bent III                Sr. Vice President and COO      153,312                          521

      The Trustees serve indefinite terms (subject to certain removal procedures) and they appoint their own successors, provided that at least a majority of the Trustees have been elected by shareholders. A Trustee may be removed at any meeting of shareholders by a vote of a majority of the Fund's shareholders.

CODE OF ETHICS. The Trust, its Adviser and RESRV have adopted Code of Ethics, respectively, conforming to the requirements of Rule 17j-1 under the Investment Company Act of 1940. The purpose of the Code is to establish guidelines and procedures to identify and prevent persons who may have knowledge of Reserve's investments and investment intentions from breaching their fiduciary duties and to deal with other situations that may pose a conflict of interest or a potential conflict of interest. Additionally, federal securities laws require money managers and others to adopt policies and procedures to identify and prevent the misuse of material, non-public information. Therefore, Reserve has developed and adopted an Insider Trading Policy that applies to all employees, affiliates and subsidiaries. As per the Codes, an Access person may only engage in Personal Securities Transactions in accordance with the procedures and guidelines established.

      [As of March 12, 2001, the following persons were known by the Fund to own of record or beneficially 5% or more of the outstanding shares of the Fund:


     PRIMARY FUND -CLASS R*

                                                                             SHARES                   PERCENT
                                                                          BENEFICIALLY              OUTSTANDING
     NAME AND ADDRESS OF BENEFICIAL OWNER                                   OWNED (1)              SHARES OWNED
     ----------------------------------                                    ----------            ----------------
     U.S. GOVERNMENT FUND-CLASS R*

                                                                             SHARES                   PERCENT
                                                                          BENEFICIALLY              OUTSTANDING
     NAME AND ADDRESS OF BENEFICIAL OWNER                                   OWNED (1)              SHARES OWNED
     ----------------------------------                                    ----------            ----------------
     U.S. TREASURY FUND-CLASS R*

                                                                             SHARES                   PERCENT
                                                                          BENEFICIALLY              OUTSTANDING
     NAME AND ADDRESS OF BENEFICIAL OWNER                                   OWNED (1)              SHARES OWNED
     ----------------------------------                                    ----------            ----------------

-----------
(*) All shares of the Funds as of April 8, 2001 are now designated as Class R.
(1) Fractional shares have been omitted.]

                       INVESTMENT MANAGEMENT, DISTRIBUTION
                            AND CUSTODIAN AGREEMENTS

INVESTMENT MANAGEMENT AGREEMENT. Reserve Management Company, Inc. ("RMCI" or "Adviser"), 1250 Broadway, New York, NY 10001-3701, a registered investment adviser, manages the Funds and provides them with investment advice. As a result of recent shareholders votes, each of the Funds has entered into a new Investment Management Agreement with the Adviser, which is substantially similar to the Investment Management Agreement previously in effect with regard to each Fund, except for a new comprehensive management fee for the Primary and U.S. Government Funds. The U.S. Treasury Fund, since inception, has been subject to a comprehensive management fee structure. The new Investment Management Agreements became effective June 26, 1999. Under the Investment Management Agreement, RMCI manages the Funds' investment in accordance with each Fund's investment objective and policies, subject to overall approval by the Trustees.

      Presently, under the terms of the Investment Management Agreements with the Funds, RMCI is paid comprehensive management fee. The comprehensive management fee includes all administrative and customary operating expenses of the Funds, as well as shareholder liaison services (such as, responding to customer inquiries and providing information on their investments) recordkeeping charges, accounting expenses, transfer costs. Excluded from the definition of customary operating expenses are interest, taxes, brokerage fees, extraordinary legal and accounting fees and expenses, and fees of the disinterested Trustees, for which each Fund it pays its direct or allocated share. The Funds pay RMCI a comprehensive management fee accordingly to the following schedule:


                                                                                     TREASURER'S
                           CLASS 8     CLASS 15     CLASS 25   CLASS 35   CLASS 45      TRUST      CLASS 75    CLASS R
                           -------     --------     --------   --------   --------      -----                  -------
COMPREHENSIVE
MANAGEMENT FEE            0.08%      0,15%         0.25%       0.35%      0.45%      0.60%         0.55%      0.80%

------------------
* Comprehensive Management Fee includes all administrative and customary operating expenses of the Funds, as well as shareholder liaison services (such as, responding to customer inquiries and providing information on their investments) recordkeeping charges, accounting expenses, transfer costs, Excluded from the definition of customary operating expenses are interest, taxes, brokerage fees, extraordinary legal and accounting fees and expenses, and the fees of the disinterested Trustees, for which each Fund pays its direct or allocated share. It is expected that the Treasurer's Trust shareholder accounts will require subtransfer agency services, subaccounting services, and/or other services which are unique to the Treasurer's Trust shares.


      For the fiscal years ended May 31, 1998 and 1999, RMCI received management fees under the Investment Management Agreements previously in effect. For the fiscal year ended May 31, 2000, RMCI received management fees under the investment management agreements previously in effect, as well as the comprehensive management fee agreements. For the fiscal years ended May 31, 1998, 1999 and 2000 RMCI received aggregate management fees of $10,995,380, $13,863,140 and $29,323,207, respectively, from the Primary Fund; $3,181,655,
$3,530,115 and $5,738,286, respectively, from the U.S. Government Fund; and, for the fiscal year ended May 31, 1998,1999 and 2000 RMCI received a comprehensive management fee of $1,329,283, $2,208,713 and $2,549,541, respectively, from the U.S. Treasury Fund.

      From time to time, RMCI may waive receipt of its fees and/or voluntarily assume certain expenses of a Fund that would have the effect of lowering the Fund expense ratio and increasing yield to investors at the time such amounts are assumed or waived, as the case may be. RMCI may also make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

      The Investment Management Agreements for each of the Funds were duly approved by shareholders in 1999, and may be renewed annually if specifically approved by the Trustees and by the vote of a majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such renewal. The Agreements terminate automatically upon their assignment and may be terminated without penalty upon sixty (60) days' written notice by a vote of the Trustees or by vote of a majority of outstanding voting shares of a Fund or by RMCI.

SERVICE AGREEMENT. A Service Agreement was in effect for the Primary and U.S. Government Funds until June 25, 1999. Pursuant to the Service Agreement, the Adviser furnished at cost, all personnel required for the maintenance and operation of the Primary and U.S. Government Funds, including administrative, clerical, recordkeeping, bookkeeping, shareholder accounting and servicing, as well as a suitable office space and necessary equipment and supplies used by such personnel in performing these functions. Operating costs for which the Primary and U.S. Government Funds reimburse the Adviser includes salaries and other expenses, rent, depreciation of equipment and facilities. Affiliates of the Adviser may provide some of these services. The Trust also reimbursed the Advisor for: brokerage fees and commissions, interest charges, taxes, the cost of registering for sale, issuing and redeeming the Primary and U.S. Government Funds' shares and of printing and mailing all prospectuses, proxy statements and shareholder reports furnished to current shareholders, overhead costs and expenses, accounting and legal fees and expenses and disinterested Trustees fees with regard to the Primary and U.S. Government Funds. The Adviser agreed to repay the Primary and U.S. Government Funds promptly any amount which a majority of disinterested Trustees reasonably determines in its discretion is in excess of or not properly attributable to the cost of operations or expenses of the Fund. The Service Agreement was non-assignable and continued until terminated by either party on 120 days' notice.

      Pursuant to the Service Agreement, during the fiscal year ended May 31, 2000 the Primary Fund reimbursed RMCI $782,326 and the U.S. Government Fund reimbursed RMCI $145,078 for expenses. For the fiscal years ended May 31, 1998 and 1999, RMCI was reimbursed $7,511,533 and $11,804,372 by the Primary Fund and $2,011,920 and 2,351,952 by the U.S. Government Fund for expenses, respectively.

DISTRIBUTION AGREEMENT. The Fund's Distributors are RESRV, GAM, and Kaufmann. The Fund has authorized the Distributors, in connection with their sale of Fund shares, to give only such information and to make only such statements and representations as are contained in the Prospectus. Sales may be made only by the Prospectus. The Distributors are "principal underwriters" for the Funds within the meaning of the Investment Company Act of 1940, and as such act as agent in arranging for the continuous offering of Fund shares. The Distributors have the right to enter into selected dealer agreements with brokers or other persons of their choice for the sale of Fund shares. Parties to selected dealer agreements may receive assistance payments if they qualify for such payments under the Plan of Distribution described below. RESRV's, GAM's, and Kaufmann's principal business is the distribution of mutual fund shares. No Distributor has retained underwriting commissions on the sale of Fund shares during the last four fiscal years. During the fiscal year ended May 31, 2000, no distribution assistance payments were made to RESRV, GAM, and Kaufmann.

      The Distribution Agreements may be renewed annually if specifically approved by the Board of Trustees, and by the vote of a majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval or by the vote of a majority of the outstanding voting securities of the Fund.

PLAN OF DISTRIBUTION. (CLASS 75 AND R ONLY). The Fund maintains a Plan of Distribution ("Plan") and related agreements, as amended, under Rule 12b-1 of the Investment Company Act of 1940, which provides that investment companies may pay distribution expenses, directly or indirectly, pursuant to a Plan adopted by the investment company's Board and approved by its shareholders. Under the Plan, each Fund makes assistance payments to brokers, financial institutions and other financial intermediaries ("Firms") for shareholder accounts ("qualified accounts") at an annual rate of 0.20% of the average daily NAV of all Firms' qualified accounts. Such distribution assistance may include, but is not limited to, establishment of shareholder accounts, delivering prospectuses to prospective investors and processing automatic investment in Fund shares of client account balances. Substantially all such monies (together with significant amounts from RMCI's own resources) are paid by RMCI to payees for their distribution assistance or administrative services, with any remaining amounts being used to partially defray other expenses incurred by RMCI in distributing Fund shares. In addition to the amounts required by the Plan, RMCI may, at its discretion, pay additional amounts from its resources. The rate of any additional amounts that may be paid will be based upon RESRV and RMCI's analysis of the contribution that a Firm makes to the Fund by increasing assets under management, and reducing expense ratios and the cost to the Fund if such services were provided directly by the Fund or other authorized persons and RESRV and RMCI will also consider the need to respond to competitive offers of others, which could result in assets being withdrawn from the Fund and an increase in the expense ratio for the Fund. RMCI may elect to retain a portion of the distribution assistance payments to pay for sales materials or other promotional activities. The Trustees have determined that there is a reasonable likelihood the Plan will benefit the Fund and its shareholders.

      Under the Plan, the Fund's Controller or Treasurer reports quarterly the amounts and purposes of assistance payments. During the continuance of the Plan, the selection and nomination of the disinterested Trustees are at the discretion of the disinterested Trustees currently in office.

      During the fiscal year ended May 31, 2000, $7,528,836 was paid under the Plan by the Primary Fund; $1,471,218 was paid under the Plan by the U.S. Government Fund ; and, $637,466 was paid under the Plan by the U.S. Treasury Fund. Any such payments are intended to benefit the Fund by maintaining or increasing net assets to permit economies of scale in providing services to shareholders and to contribute to the stability of such shareholder services. During the fiscal year ended May 31, 2000, substantially all payments made by the Fund were to brokers or other financial institutions and intermediaries for share balances in the Fund.

      The Plan and related agreements were duly approved by shareholders and may be terminated at any time by a vote of the majority of the outstanding voting securities of each Fund, or by vote of the disinterested Trustees. The Plan and related agreements may be renewed from year to year, if approved by the vote of a majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such renewal. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Board of Trustees and of the disinterested Trustees, cast in person at a meeting called for the purpose of such vote.

TRANSFER AGENT AND DIVIDEND-PAYING AGENT. The Reserve Fund acts as its own transfer agent and dividend-paying agent.

CUSTODIAN AND INDEPENDENT ACCOUNTANT. The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004 is Custodian of the Funds' securities and cash pursuant to a Custodian Agreement. The Bank of New York, 1 Wall Street, New York, NY 10286 and Custodial Trust Company, 101 Carnegie Center, Princeton, NJ 08540 are Custodians for the Funds for limited purposes in connection with certain repurchase agreements. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036 is the Funds' independent accountant.


                           INFORMATION ABOUT THE TRUST

      The Reserve Funds' Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest that may be issued in any number of series (funds) and/or classes. Shares issued will be fully paid and non-assessable and will have no preemptive rights. The shareholders of each Fund are entitled to a full vote for each full share held (and fractional votes for fractional shares) and have equal rights to earnings, dividends, redemptions and in the net assets of their Fund upon liquidation. The Trustees do not intend to hold annual meetings but will call such special meetings of shareholders as may be required under the 1940 Act (e.g., to approve a new Investment Advisory Agreement or change the fundamental investment policies) or by the Declaration of Trust.

      Further, the Trust is allowed to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. If they deem it advisable and in the best interests of shareholders, the Trustees may classify or reclassify any unissued shares of the Fund by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms and conditions of redemption of the stock. Any changes would be required to comply with all applicable state and federal securities laws. These currently require that each class be preferred over all other classes in respect to assets specifically allocated to such class. It is anticipated that, under most circumstances, the rights of any additional classes would be comparable, unless otherwise required, to respond to the particular situation. Upon liquidation of any Fund, shareholders are entitled to share, pro rata, in the net assets of their respective Funds available for distribution to such shareholders. It is possible, although considered highly unlikely in view of the method of operation of mutual funds, that should the assets of one class of shares be insufficient to satisfy its liabilities, the assets of another class could be subject to claims arising from the operations of the first class of shares. No changes can be made to the Fund's issued shares without shareholder approval.

      Each Fund share, when issued, is fully paid, non-assessable and fully transferable or redeemable at the shareholder's option. Each share has an equal interest in the net assets of the respective Funds, equal rights to all dividends and other distributions, and one vote for all purposes. Shares of all classes vote together for the election of Trustees and have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustees could elect all Trustees if they so choose, and in such event the holders of the remaining shares could not elect any person to the Board of Trustees. The Funds intend to conduct their operations in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

      To date, the Board has authorized the creation of four series (funds):
Primary, U.S. Government, U.S. Treasury and Strategist Money-Market Funds. Each Fund, with the exception of the Strategist Money-Market Fund, eight classes:
Class 8, 15, 25, 35, 45 Treasurer's Trust, 75 and R. The Strategist Money-Market Fund offers only one class of shares, presently. All consideration received by the Trust for shares of one of the Fund and/or class and all assets in which such consideration is invested will belong to that Fund and/or class (subject only to rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series and/or class are treated separately from those of the other series and/or class. The Trust has the ability to create, from time to time, new series and/or classes without shareholder approval.

      Under Massachusetts law, the shareholders and trustees of a business trust can be personally liable for the Funds' obligations unless, as in this instance, the Declaration of Trust provides, in substance, that no shareholder or trustee shall be personally liable for the Funds, and each investment portfolio's obligations to third parties, and requires that every written contract made by a Fund contain a provision to that effect. The Declaration of Trust also requires the Fund to indemnify its shareholders and Trustees against such liabilities and any related claims or expenses.

      The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

      SEC regulations provide that if a class is separately affected by a matter requiring shareholder vote (election of Trustees, ratification of independent auditor selection, and approval of an underwriting agreement are not considered to have such separate effect and may be voted upon by the shareholders of the Fund as a whole), each class will vote separately on such matters as approval of the Investment Management Agreement, material amendments to the Plan of Distribution, and changes in the fundamental policies of the Fund. These items require approval by a majority of the affected shareholders. For this purpose a "majority" is constituted by either 50 percent of all shares voting as a group or 67 percent of the shares voted as a group at an annual meeting of shareholders at which at least 50 percent of the shares of each group are represented.


                           HOW TO BUY AND SELL SHARES

PURCHASES -- GENERAL. Shares of each Fund are sold without a sales charge. You may be charged a fee if you effect transactions in shares of a Fund through a securities dealer, bank or other financial institution. The Fund reserves the right to reject any purchase order.

      The minimum initial investment in each Fund is $1,000, unless you are a client of a securities dealer, bank or other financial institution, which maintains an omnibus account in the Fund, or if you are an IRA customer. There is no minimum subsequent investment. The initial investment must be accompanied by an Account Application or equivalent information. Checks drawn on foreign banks are normally not accepted by the Fund. In addition, the Fund does not accept cash investments or travellers or third party checks. The Fund reserves the right to reject any investment in the Fund for any reason and may, at any time, suspend all new investment in the Fund. Shares also may be purchased through Reserve Automatic Asset Builder (see below). In addition, the Funds reserve the right to change the minimum investment amount at any time.

      Each Fund's shares are sold on a continuous basis at the NAV per share. Checks and wires which do not correctly identify the account to be credited may be returned or delay the purchase of shares. Only federal funds wires and checks drawn on the Fund's bank are eligible for entry as of the business day received. For federal funds wires to be eligible for same-day order entry, the Funds must be notified before 3:00 PM (Eastern time) (11:00 AM for the U.S. Treasury Fund) of the amount to be transmitted and the account to be credited. Payment by check not immediately convertible into federal funds will be entered as of the business day when covering federal Funds are received or bank checks are converted into federal funds. This usually occurs within two (2) business days, but may take longer. Checks delivered to the Fund's offices after 3:00 PM (Eastern time) (11:00 AM for the U.S. Treasury Fund) will be considered received the next business day. Investors will be charged a fee for any check that does not clear. The Fund will only give credit for investments in the Fund on the day they become available in federal funds. A Federal Reserve wire system transfer ("Fed wire") is the only type of wire transfer that is reliably available in federal funds on the day sent. For a Fed wire to receive same day credit, the Fund must be notified before 3:00 PM (Eastern time) (11:00 AM Eastern time for the U.S. Treasury Fund) of the amount to be transmitted and the account to be credited. Checks and other items submitted to the Fund for investment are only accepted when submitted in proper form (i.e. receipt of all necessary information, signatures and documentation), denominated in U.S. dollars, and are credited to shareholder accounts only upon their conversion into federal funds, which normally takes one or two business days following receipt. Checks delivered to the Fund after 3:00 PM (Eastern time) (11:00 AM Eastern time for the U.S. Treasury Fund) are considered received on the following business day.

      IF SHARES OF THE FUND ARE PURCHASED BY CHECK OR RESERVE AUTOMATIC TRANSFER, THE FUND MAY DELAY TRANSMITTAL OF REDEMPTION PROCEEDS UNTIL SUCH TIME AS IT HAS ASSURED ITSELF THAT GOOD PAYMENT HAS BEEN COLLECTED FOR THE PURCHASE OF SUCH SHARES, WHICH MAY BE UP TO 10 CALENDAR DAYS FROM DATE OF PURCHASE.

SHARE PRICE: NAV. The valuation of a Fund's portfolio securities is based upon their amortized cost, which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, there may be some periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

      The Fund's Board has established, as a particular responsibility within the overall duty of care owed to the Fund's investors, procedures reasonably designed to stabilize the Fund's price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board, at such intervals as it may deem appropriate, to determine whether the Fund's NAV calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. In such review, investments for which market quotations are readily available will be valued at the most recent comparable maturity, quality and type, as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets will be valued at fair value as determined in good faith by the Board.

      The extent of any deviation between the Fund's NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Fund's Board. If such deviation exceeds 1/4 of 1%, the Board will consider promptly what action, if any, will be initiated (The Reserve Fund is required by the SEC to contact the Board if the deviation is 1/2 of 1%). In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling Fund instruments prior to maturity to realize capital gains or losses or to shorten average Fund maturity; withholding dividends or paying distributions from capital gains; redeeming shares in kind; or establishing a NAV per share by using available market quotations. Shares are offered at their NAV. The NAV is calculated as of the close of trading on the New York Stock Exchange (usually 4:00 PM. Eastern time). However, NAV is not calculated and purchase orders are not accepted on days the Exchange is closed for holidays (New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day) or on regional bank holidays (Columbus Day and Veteran's Day). The NAV of each Fund is normally maintained at

$1.00 per share. No Fund can guarantee that its NAV will always remain at $1.00 per share although the Funds have managed to do so since inception.

      The NAV per share of each Fund is computed by dividing the value of the net assets of each Fund (i.e., the value of its assets less liabilities) by the total number of shares of such Fund outstanding. The Board of Trustees have determined the most practical method currently available for valuing investment securities is the amortized cost method. This procedure values a money-market fund's portfolio securities, which does not take into account unrealized gains and losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price. This method of valuation is designed to permit a fund to be able to maintain a stable NAV.

      In order to maintain a $1.00 share price, the Fund will utilize the following practices: maintain a dollar-weighted average portfolio maturity of 90 days or less; purchase only instruments having remaining maturities of 397 days or less; and invest only in securities determined by the Board of Trustees to be of high quality with minimal credit risk. To assess whether repurchase agreement transactions present more than minimal credit risk, the Trustees have established guidelines and monitor the creditworthiness of all entities, including banks and broker-dealers, with whom the Fund proposes to enter into repurchase agreements. In addition, such procedures are reasonably designed, taking into account current market conditions and the investment objective of the Fund, to attempt to maintain the Fund's NAV as computed for the purpose of sales and redemptions at $1.00 per share.

SHARE CERTIFICATES. Share certificates are not issued by the Funds.

RESERVE AUTOMATIC ASSET-BUILDER PLAN. (Treasurer's Trust, Class 75 and Class R only). If you have an account, you may purchase shares of a Fund ($25 suggested minimum) from a checking, NOW, or bank money-market deposit account; from a U.S. government distribution ($25 suggested minimum) such as a social security, federal salary, or certain veterans' benefits, or other payment from the federal government. You may also make arrangements for the direct deposit of your payroll into your Fund account. Please call the Funds at 800-637-1700 for an application.

REDEMPTIONS -- GENERAL. Redemption payments will normally be made by check or wire transfer but the Fund is authorized to make payment of redemptions partly or wholly in kind (that is, by delivery of investment securities valued at the same time as the redemption NAV is determined). The Fund has elected to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder's redemptions in any 90-day period do not exceed the lesser of $250,000 or 1% of the net assets of the respective Fund. The election is irrevocable pursuant to rules and regulations under the 1940 Act unless withdrawal is permitted by order of the SEC. Redemptions in kind are further limited by the Fund's practice of holding instruments typically with a minimum value of $1,000,000 and its intention to redeem in kind only when necessary to reduce a disparity between amortized cost and market value. In disposing of such securities, an investor might incur transaction costs and on the date of disposition might receive an amount less than the NAV of the redemption.

WRITTEN AND TELEPHONE REQUESTS. Redemption instructions and options should be specified when your account is opened. Subsequent elections and changes in instructions must be in writing with the signature(s) guaranteed. Changes in registration or authorized signatories may require additional documentation. One way to redeem shares is to write a letter of instruction which states: the name(s) and signature(s) of all accountholders (signature(s) guaranteed, if necessary), account number, Fund name, the dollar amount you want to sell, and how and where to send the proceeds. If you are redeeming your IRA, please note the applicable withholding requirements.

      To reduce the risk of loss, certain situations require written instructions along with signature guarantees. These include:

      (1) redemptions for more than $5,000, if redemption proceeds are not being sent to the shareholder's designated bank or brokerage account or
      (2) redemptions on accounts whose address has been changed within the past 30 days; or
      (3) redemption requests to be sent to someone other than the account owner or the address of record for the past 30 days.

      You may redeem by calling the Funds at 800-637-1700. Unless you decline telephone privileges on your application and the Funds fail to take reasonable measures to verify the request, the Funds will not be liable for any unauthorized telephone redemption, or for any loss, cost or expense for acting upon an investor's telephone instructions. Telephone redemptions may be sent to the bank or brokerage account designated by the shareholder on the application or in a letter with signature guarantee. To change the designated brokerage or bank account it is necessary to contact the Firm through which shares of the Fund were purchased or, if purchased directly from the Funds, it is necessary to send a written request to the Funds with signature(s) guaranteed. The Fund reserves the right to refuse a telephone redemption if it reasonably believes that the instructions are not genuine and/or it is advisable to do so.

      Signature guarantees can be obtained from most banks, credit unions or savings associations, or from broker/dealers, national securities exchanges or clearing agencies deemed eligible by the SEC. Guarantees must be signed by an authorized signatory of the guarantor and "Signature Guaranteed" must appear with the signature. Notaries public cannot provide signature guarantees. The Funds may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature guarantees, please call 800-637-1700.

RESERVE CASH PERFORMANCE ACCOUNT. (Treasurer's Trust, Class 75 and Class R only). The Reserve Cash Performance Account ("CPA") and the Reserve Cash Performance Account Plus ("CPA Plus") provide a comprehensive package of additional services to investors. These packages provide a check arrangement where checks are issued to Reserve shareholders. By completing the application or a signature card (for existing accounts) and certain other documentation, you can write checks in any amount against your account. Redemptions by check lengthen the time your money earns dividends, since redemptions are not made until the check is processed by the Fund. Because of this, you cannot write a check to completely liquidate your account, nor may a check be presented for certification or immediate payment. Your checks will be returned (bounced) and a fee charged if they are postdated, contain an irregularity in the signature, amount or otherwise, or are written against accounts with insufficient or uncollected funds. All transactions activity, including check redemptions, will be reported on your account statement. Checking may not be available to clients of some Firms.

      A VISA Check Card (a debit card) is also available with these packages. The VISA card functions exactly as does a conventional VISA credit card except that the cardholder's Reserve account is automatically charged for all purchases and cash advances, thus eliminating the usual monthly finance charges. You may also use your VISA card to get cash at ATMs. Investors receive a 1% cash rebate on all VISA purchases which is credited to their Reserve account. As with the checking facility, VISA charges are paid by liquidating shares in your Reserve account, but any charges that exceed the balance will be rejected. VISA card issuance is subject to credit approval. Reserve, VISA or the bank may reject any application for checks or cards and may terminate an account at any time. Conditions for obtaining a VISA Check Card may be altered or waived by the Funds either generally or in specific instances. The checks and VISA cards are intended to provide investors with easy access to their account balances.

      Participants should refer to the VISA Account Shareholder Agreement for complete information regarding responsibilities and liabilities with respect to the VISA Check Card. If a card is lost or stolen, the cardholder should report the loss immediately by telephoning the issuing bank, currently First Data at 402-331-5152 or 800-996-4324, which can be reached 24 hours a day, seven (7) days a week or the Fund at 800-637-1700 or 212-401-5500 during normal business hours (Monday through Friday, 9:00 AM to 5:00 PM, Eastern time).

      For the different attributes associated with CPA and CPA Plus packages, please call The Reserve Funds at 800- 637-1700. The Funds will charge a nonrefundable annual CPA Plus service fee (currently $60 which may be charged to the account at the rate of $5 monthly). CPA and CPA Plus participants will be charged for specific costs incurred in placing stop payment orders, obtaining check copies and in processing returned checks. These charges may be changed at any time upon 30 days' notice to participants. Upon proper notice, the Funds may choose to impose a fee if it deems a shareholder's actions to be burdensome. In addition, Firms in this program may charge their own additional service fees and may establish their own minimum check amount.

      The use of checks and VISA cards by participants will be subject to the terms of your Reserve CPA Application and VISA Account Shareholder Agreement.

STOP PAYMENTS. (Treasurer's Trust, Class 75 and Class R only). The Funds will honor stop payment requests on unpaid shareholder checks provided they are advised of the correct check number, payee, check amount and date. Stop payment requests received by the Funds by 3:00 PM (Eastern time) will be effective the next business day. Oral stop payment requests are effective for fourteen (14) calendar days, at which time they will be cancelled unless confirmed in writing. Written stop payment requests will remain in effect for one year. A fee will be charged for this service.

AUTOMATIC WITHDRAWAL PLANS. (Treasurer's Trust, Class 75 and Class R only). If you have an account with a balance of at least $5,000, you may elect in writing to participate in either of the following: (i) an Income Distribution Plan providing for monthly, quarterly or annual payments by redemption of shares from reinvested dividends or distributions paid to your account during the preceding period; or (ii) a Fixed Amount Withdrawal Plan providing for the automatic redemption of a sufficient number of shares of your account to make a specified monthly, quarterly or annual payment of a fixed amount. Changes to instructions must be in writing with signature(s) guaranteed. In order for such payments to continue under the Plan, there must be a minimum of $25 available from reinvested dividends or distributions. Payments can be made to you or your designee. An application for the Automatic Withdrawal Plans can be obtained from the Funds. The amount, frequency and recipient of the payments may be changed by giving proper written notice to the Funds. The Funds may impose a charge, modify or terminate any Automatic Withdrawal Plan at any time after the participant has been notified. This privilege may not be available to clients of some Firms or may be available subject to conditions or limitations.

AUTOMATIC TRANSFER PLANS (ACH). (Treasurer's Trust, Class 75 and Class R only). You may redeem shares of a Fund (minimum $100) without charge by telephone if you have filed a separate Reserve Automatic Transfer application with the Fund. The proceeds will be transferred between your Fund account and the checking, NOW or bank money-market deposit account (must be an Automated Clearing House member bank) designated in your application. Redemption proceeds will be on deposit in your account at the Automated Clearing House member bank ordinarily two (2) business days after receipt of the request. The Funds may impose a charge, modify or terminate this privilege at any time after the participant has been duly notified. This privilege may not be available to clients of some Firms or may be available subject to conditions or limitations.

EXCHANGE PRIVILEGE. A shareholder may exchange shares at NAV with all Reserve money-market funds and the Reserve Private Equity Series. A shareholder may also exchange shares for shares of the GAM Funds, Inc. and The Kaufmann Fund, Inc. and their respective portfolios. This exchange privilege may not be available to clients of certain firms. A sales load will be charged on such an exchange unless a waiver of the sales load applies. A shareholder may qualify for waiver of the sales load if the shares of the Fund which are being exchanged were acquired: (a) by a previous exchange for shares purchased with a sales load, or
(b) through reinvestment of dividends or distributions paid with respect to the foregoing category of shares. Shares to be acquired in an exchange must be registered for sale in the investor's state. The Fund reserves the right to record all exchange requests.

      The exchange privilege is not available for shares which have been held for less than fifteen (15) days. Exchanges by telephone are an automatic privilege unless the shareholder notifies the Fund on the Account Application that this authorization has been withheld. Unless authorization is withheld, the Fund will honor requests by any person by telephone at 800-637-1700, that the Fund deems to be valid. The Funds and their affiliates may be liable for any losses caused by their failure to employ reasonable procedures to avoid unauthorized or fraudulent instructions. To reduce such risk, the registration of the account into which shares are to be exchanged must be identical to the registration of the originating account and all telephone exchange requests will be recorded. The Fund may also require the use of a password or other form of personal identification. In addition, each Fund will provide written confirmation of exchange transactions. During periods of volatile economic and market conditions, a shareholder may have difficulty making an exchange request by telephone, in which case an exchange request would have to be made in writing.

      Exchanges of shares of one fund for another is a taxable event and may result in a gain or loss for federal income tax purposes. The exchange privilege described under this heading may not be available to clients of some Firms and some Firms may impose conditions on their clients that are different from those described in this Prospectus or SAI.

      The exchange privilege may be modified or terminated at any time, or from time to time, upon 60 days' notice to shareholders if such notice is required by the 1940 Act. The notice period may be shorter if applicable law permits. The Trust reserves the right to reject telephone or written requests submitted in bulk on behalf of ten (10) or more accounts. A pattern of frequent exchanges may be deemed by the Adviser to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Adviser's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor and/or the imposition of fees. The Funds do not have any specific definition of what constitutes a pattern of frequent exchanges. Any such restriction will be made on a prospective basis, upon notice to the shareholder not later than ten (10) days following such shareholder's most recent exchange. Telephone and written exchange requests must be received by the Funds by 4:00 PM (Eastern time) on a regular business day to take effect that day. Exchange requests received after 4:00 PM (Eastern time) will be effected at the next calculated NAV. Additional information regarding the GAM Funds, Inc. is available from GAM at 800-426-4685. Additional information regarding The Kaufmann Fund, Inc. is available from Kaufmann at 800-261-0555.

SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed for more than seven (7) days only (a) when the Exchange is closed (other than for customary closings), (b) when, as determined by the SEC, trading on the Exchange is restricted or an emergency exists making it not reasonably practicable to dispose of securities owned by a Fund or for it to determine fairly the value of its net assets, or (c) for such periods as the SEC may permit. IF SHARES OF A FUND ARE PURCHASED BY CHECK OR RESERVE AUTOMATIC TRANSFER, THE FUND MAY DELAY TRANSMITTAL OF REDEMPTION PROCEEDS UNTIL SUCH TIME AS IT HAS ASSURED ITSELF THAT GOOD PAYMENT HAS BEEN COLLECTED FOR THE PURCHASE OF SUCH SHARES, WHICH MAY GENERALLY TAKE UP TO TEN (10) BUSINESS DAYS. Shareholder checks written against funds, which are not yet considered collected, will be returned and a fee charged against the account. When a purchase is made by wire and subsequently redeemed, the proceeds from such redemptions normally will not be transmitted until two (2) business days after the purchase.

SHAREHOLDER SERVICE POLICIES. The Fund's policies concerning the shareholder services are subject to change from time to time. The Fund reserves the right to change the minimum account size subject to the $5 monthly service charge or involuntary redemption. The Fund further reserves the right to impose special service charges for services provided to individual shareholders generally including, but not limited to, fees for returned checks, stop payment orders on official checks and shareholder checks, and special research services. The Fund's standard service charges as described in the Prospectus are also subject to adjustment from time to time. In addition, the Fund reserves the right to increase its minimum initial investment amount at any time.

      If shares purchased are to be paid for by wire and the wire is not received by the fund or if shares are purchased by check, which, after deposit, is returned unpaid or proves uncollectible, the purchase may be canceled or redeemed immediately. The investor who gave notice of the intended wire or submitted the check will be held fully responsible for any losses incurred by the fund, the investment adviser or the distributor. The fund may redeem shares from any account registered in that purchaser's name and apply the proceeds therefrom to the payment of any amounts due the fund, the investment adviser or the distributor.

PURCHASES AND REDEMPTIONS THROUGH OTHERS. Share purchases and redemptions may also be made through brokers and financial institutions ("Firms"), which may involve such Firms' own redemption minimums, services fees, and other redemption requirements. Firms may provide varying arrangements for their clients with respect to the purchase and redemption of Fund shares and may arrange with their clients for other investment or administrative services. Firms are responsible for the prompt transmission of purchase and redemption orders. Some Firms may establish higher minimum investment requirements than set forth above. Some Firms may independently establish and charge additional fees for their services, which would reduce their clients' yield or return. Firms may also hold shares in nominee or street name on behalf of their clients. In such instances, the Fund's transfer agents will have no information about their accounts, which will be available only from their Firm. Some of these firms participate in the Fund's Plan of Distribution ("Plan"). Under the Plan, Firms may receive compensation for recordkeeping and other services and assistance in distributing Fund shares. In addition, certain privileges with respect to the purchase and redemption of shares (such as check writing redemptions) or the reinvestment of dividends may not be available through such Firms or may only be available subject to certain conditions or limitations. Some Firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, changes of registration and dividend-payees and may perform functions such as generation of confirmations and periodic statements and disbursement of cash dividends. The Prospectus should be read in connection with such Firm's material regarding its fees and services.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

      Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"), so long as such qualification is in the best interests of shareholders. Such qualification relieves the Fund of any liability for federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. If the Fund did not qualify as a regulated investment company, it would be treated for tax purposes as an ordinary corporation subject to federal income tax.

      Each Fund ordinarily declares dividends from its net investment income on each day the Exchange and The Reserve Fund is open for business. Each Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Dividends paid out of a Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Because no portion of a Fund's income is expected to consist of dividends paid by U.S. corporations, no portion of the dividends paid by the Funds is expected to be eligible for the corporate dividends-received deduction. Distributions of net capital gains, if any, designated as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the NAV of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the NAV of those shares.

      If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to a Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at NAV. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

      Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. The U.S. Treasury Fund intends to invest only in the U.S. government securities that provide interest income exempt in most states from state and local personal income taxes, but for temporary or emergency purposes, as stated previously, may invest up to 5 percent of its assets in repurchase agreements pending the investment of uninvested cash. Distributions attributable to net capital gains, if any, are generally subject to state and local taxes. It is possible that a state or local tax authority may in the future seek to tax an investor on a portion of the interest income of an obligation held by the U.S. Treasury Fund. Investments by a Fund in zero coupons generally will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments.

      Gain derived by a Fund from the disposition of any market discount bonds (i.e., bonds purchased other than at original issue, where the face value of the bonds exceeds their purchase price) held by the Fund generally will be taxed as ordinary income to the extent of the accrued market discount on the bonds, unless the Fund elects to include the market discount in income as it accrues.

      Gains or losses attributable to fluctuations in exchange rates which occur between the time the Primary Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Primary Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Primary Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

      Income received by the Primary Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

      Upon the sale or other disposition of shares of the Fund, in the event that the Fund fails to maintain a constant NAV per share, a shareholder may realize a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of the Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for less than six months.

      The Funds are required by federal law to withhold 31% of dividends and other distributions that are subject to federal income tax if (i) a correct and certified Taxpayer Identification Number ("TIN") is not provided for your account, (ii) you fail to certify that you have not been notified by the IRS that you underreported taxable interest or dividend payments, or (iii) a Fund is notified by the IRS (or a broker) that the TIN provided is incorrect or you are otherwise subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your federal income tax return. For individual shareholders, the TIN is the social security number.

      The tax consequences to a foreign shareholder of an investment in a Fund may be different from those described herein.

      Investors are advised to consult their own tax advisor(s) with respect to the particular tax consequences to them of an investment in a Fund.


                                YIELD INFORMATION

      For the seven-day period ended May 31, 2000, the Primary Fund's yield was 5.45% and its effective yield was 5.60%. For the seven-day period ended May 31, 2000, the U.S. Government Fund's yield was 5.44% and its effective yield was 5.59%. For the seven-day period ended May 31, 2000 the U.S. Treasury Fund's yield was 5.08% and its effective yield was 5.21%. All outstanding shares of the Funds as of April 8, 2001 are now designated as Class R.

      Yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Fund account having a balance of one share at the beginning of a seven calendar day period for which the yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 366/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective yield is computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 366 divided by 7, and subtracting 1 from the result.

      Yields will fluctuate and are not necessarily representative of future results. You should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. Your principal in the Fund is not guaranteed. See above "Share Price: NAV" for a discussion of the manner in which the Fund's price per share is determined.

      Yield information is useful in reviewing each Fund's performance relative to other funds that hold investments of similar quality. Because yields will fluctuate, yield information may not provide a basis for comparison with bank and thrift certificates of deposit which normally pay a fixed rate for a fixed term and are subject to a penalty for withdrawals prior to maturity which will reduce their return.

      Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data various industry publications. From time to time, the Funds in its advertising and sales literature may refer to the growth of assets managed or administered by RMCI over certain time periods.


                               GENERAL INFORMATION

JOINT OWNERSHIP. When an account is registered in the name of one person or another, for example a husband or wife, either person is entitled to redeem shares in the account. The Funds assume no responsibility to either owner for actions taken by the other with respect to an account so registered. The Application provides that persons who register their account indemnify and hold the Funds harmless for actions taken by either party.

USE OF JOINT PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION. Although each Fund is offering only its own shares, it is possible that a Fund might become liable for any misstatement in the Prospectus and SAI about the other Funds. However, each Fund has acknowledged that it, and not any of the other Funds, is liable for any material misstatement or omission about it in the Prospectus or SAI.

REPORTS AND STATEMENTS. Shareholders receive an Annual Reports containing audited financial statements and an unaudited Semi-Annual Report. Duplicate shareholder communications, such as the Prospectus, Annual Report, Semi-Annual Report, will not be sent to related accounts at a common address, unless instructed to the contrary by you. An account statement is sent to each shareholder at least quarterly. Shareholders who are clients of some Firms will receive an account statement combining transactions in Fund shares with account statements covering other brokerage or mutual fund accounts. Shareholders have a duty to examine their account statement(s) and report any discrepancies to The Reserve Funds immediately. Failure to do so could result in the shareholder suffering a loss. Further, shareholders are advised to retain account statements.

RESERVE EASY ACCESS AND ON-LINE ACCESS. Easy Access is The Reserve Funds' 24-hour toll-free telephone service that lets customers use a touch-tone phone for a variety of options including yields, account balances, check reorders, touch tone bill payment and other options. To use it, call 800-637-1700 and follow the instructions. Clients may also access full account activity for the previous six months through On-line Access on the Internet at www.reservefunds.com.

INQUIRIES. Shareholders should direct their inquiries to the firm from which they received this Prospectus or to The Reserve Funds, 1250 Broadway, New York, NY 10001-3701 or 800-637-1700.

                                     RATINGS

The following are the rating designations of short-term instruments and their respective meanings.

STANDARD & POOR'S CORPORATION. A-1: This designation is the highest category of S&P and indicates that the degree of safety regarding timely payment is strong. Those short-term obligations that have extremely strong repayment capacity will be denoted with a plus (+).

MOODY'S INVESTORS SERVICE, INC. Prime-1 (P-1): Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P-1 ratings will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternative liquidity.

There are three categories for short-term obligations that define an investment grade situation designated Moody's Investment Grade as MIG1 (best) through MIG3. MIG1 denotes best quality, i.e., there is a strong protection by established cash flows, superior liquidity support or demonstrated broad-based market access for re-financing. MIG2 denotes high quality, the margins of protection are ample but not as large as MIG1.

DUFF & PHELPS CREDIT RATING CO. Duff-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. Those issues determined to have the highest certainty of timely payment and whose safety is just below risk-free U.S. Treasury short-term obligations will be denoted with a plus (+) sign designation. Those issues determined to have a high certainty of timely payment and whose risk factors are very small will be denoted with a minus (-) sign designation.

FITCH IBCA. F1: This designation indicates the strongest credit quality. Issues assigned this rating reflect an assurance of timely payment. Those obligations with an exceptionally strong credit quality will be denoted with a plus (+) sign. Issues assigned the rating of F1+ are regarded as having the strongest degree of assurance for timely payment.


                              FINANCIAL STATEMENTS

      The audited Financial Statements for The Reserve Fund -- Primary, U.S. Government and U.S. Treasury Funds for the fiscal year ended May 31, 2000, including notes thereto, are incorporated by reference in the SAI from the Trust's Annual Report to Shareholders dated May 31, 2000 filed with the SEC. Further, the unaudited Financial Statements for The Reserve Fund -- Primary, U.S. Government and U.S. Treasury Funds (now designated as Class R) for period ending November 30, 2000, including notes thereto, are incorporated by reference in the SAI from the Trust's Semi-Annual Report to Shareholders dated November 30, 2000 filed with the SEC. All outstanding shares of the Primary, U.S. Government and U.S. Treasury Funds as of April 8, 2001 are now designated as Class R.

PART C

Item 23. Exhibits

      (a) Declaration of Trust and Amendments filed as an exhibit to Registrant's Post-Effective Amendment No. 60, dated July 31, 1999, and incorporated by reference.

      (b) Bylaws and Amendments filed as an exhibit to Registrant's Post-Effective Amendment No. 60, dated July 31, 1999, and incorporated by reference.

      (c) Declaration of Trust and Amendments filed as an exhibit to Registrant's Post-Effective Amendment No. 60, dated July 31, 1999, and incorporated by reference.

      (d) Form of Investment Management Agreement for the Funds*

      (e) Form of Registered Dealer Agreement filed as an exhibit to Registrant's Post-Effective Amendment No. 60, dated July 31, 1999, and incorporated by reference.

      (f) Pension Plan of Reserve Management Corporation was filed as an exhibit to Effective Amendment No. 32; Amendments to Pension Plan filed as an exhibit to Post-Effective Amendment No. 45 dated July 31, 1989.

      (g) Custodian Agreement with Chase Manhattan Bank filed as an exhibit to Registrant's Post-Effective Amendment No. 60, dated July 31, 1999, and incorporated by reference.

      (h) Not applicable

      (i) Opinion of Counsel

      (j) Consent of Auditors*

      (k) Not applicable

      (l) Not applicable

      (m) Form of Distribution Agreement and Plan of Distribution*

      (n) Registrant's Plan Pursuant to Rule 18f-3*

      (o) Reserved

      (p) Code of Ethics filed as exhibit to Registrant's Post Effective Amendment No. 61, dated July 31, 2000, and incorporated by reference.

      ----------------

      *will be filed with subsequent amendment

Item 24. Persons Controlled by or Under Common Control with Registrant Not Applicable

Item 25. Indemnification

Each Trustee, officer, employee or agent of the Registrant, and any person who has served at its request as a Director, Trustee, officer or employee of another business entity, shall be entitled to be indemnified by the Registrant to the fullest extent permitted by the laws of the Commonwealth of Massachusetts, subject to the provisions of the Investment Company Act of 1940 and the rules and regulations thereunder. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of any expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

Name                                      Position with the Adviser       Other Businesses
-------------------------------------------------------------------------------------------------------------------
Bruce R. Bent                             Chairman/CEO                    Chairman/CEO and Director of Reserve
                                                                          Management Corporation and Chairman
                                                                          and Director and of Resrv Partners, Inc.
                                                                          both of the same address as the Trust.
-------------------------------------------------------------------------------------------------------------------
Bruce R. Bent II                          President and                   Senior Vice President, Secretary and
                                            Secretary                     Director of Reserve Management
                                                                          Corporation and Secretary and
                                                                          Director of Resrv Partners, Inc.
                                                                          both of the same address as the
                                                                          Trust.
-------------------------------------------------------------------------------------------------------------------
Arthur T. Bent III                  Senior Vice President and             President, Treasurer and
                                          COO/Treasurer                   Director of Reserve Management
                                                                          Corporation and Treasurer
                                                                          and Director of Resrv Partners, Inc.
                                                                          both of the same address as the
                                                                          Trust.
-------------------------------------------------------------------------------------------------------------------
MaryKathleen F. Gaza                  Director of Compliance              Director of Compliance and
                                         and Legal Affairs                Legal Affairs for Reserve
                                                                          Management Corporation and
                                                                          General Counsel of Resrv Partners,
                                                                          Inc. both of the same address of the
                                                                          Trust.
-------------------------------------------------------------------------------------------------------------------
Agnes Mullady                         Controller                          Controller of Reserve Management
                                                                          Corporation and Reserv Partners,
                                                                          Inc. both of the same address of the
                                                                          Trust.
-------------------------------------------------------------------------------------------------------------------

Item 27. Principal Underwriters

(a) Resrv Partners, Inc., a principal underwriter of the Registrant, also acts as principal underwriter to Reserve Tax-Exempt Trust, Reserve Institutional Trust, Reserve New York Tax-Exempt Trust and Reserve Private Equity Series.

Name and Principal Positions and Offices Positions and Offices Business Address with Resrv Partners, Inc. with Registrant

-----------------------------------------------------------------------------------
Bruce R. Bent                          Chairman and Director
1250 Broadway
New York, New York 10001-3701
-----------------------------------------------------------------------------------
Mary A. Belmonte                       President
1250 Broadway
New York, New York 10001-3701
-----------------------------------------------------------------------------------
Bruce R. Bent II                       Secretary and Director
1250 Broadway
New York, New York 10001-3701
-----------------------------------------------------------------------------------
Arthur Bent III                        Treasurer and Director
1250 Broadway
New York, New York 10001-3701
-----------------------------------------------------------------------------------
MaryKathleen Foynes Gaza               Counsel & Assistant Secretary
1250 Broadway
New York, New York 10001-3701
- ----------------------------------------------------------------------------------
Agnes Mullady                          Controller
1250 Broadway
New York, New York 10001-3701
-----------------------------------------------------------------------------------

(b) The Kaufmann Fund, Inc. ("Kaufmann") also acts as a principal underwriter of The Reserve Fund and The Kaufmann Fund, Inc.

-----------------------------------------------------------------------------------
Hans Utsch                              Chairman, Secretary & Director
The Kaufmann Fund, Inc.
140 East 45th Street
New York, NY 10017
-----------------------------------------------------------------------------------
Laurence Aurianan                       President, Treasurer & Director
The Kaufmann Fund, Inc.
140 East 45th Street
New York, NY 10017
-----------------------------------------------------------------------------------

(c) GAM Services, Inc. also acts as a principal underwriter of The Reserve Fund and the Global Asset Management Funds, Inc.

-----------------------------------------------------------------------------------
Kevin Blanchfield                       CCO & Director
GAM Services, Inc.
135 East 57th Street
Suite 2500
New York, NY 10022
-----------------------------------------------------------------------------------
David A. Andersen                       Managing Director & Director
GAM Services, Inc.
135 East 57th Street
Suite 2500
New York, NY 10022
-----------------------------------------------------------------------------------
Joseph J. Allessie                      Vice President, Secretary & General
GAM Services, Inc.                      Counsel
135 East 57th Street
Suite 2500
New York, NY 10022
-----------------------------------------------------------------------------------


Item 28. Location of Accounts and Records All records required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained at 1250 Broadway, New York, NY 10001-3701 except those relating to receipts and deliveries of securities, which are maintained by the Registrant's Custodian.

Item 29. Management Services
         See "Investment Management, Distribution, Service and Custodian Agreements" in Part B.

Item 32. Undertakings
         Not Applicable

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Post-Effective Amendment to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485 (a) under the Securities Act of 1933 and Registrant has duly caused this Post-Effective Amendment No. 2 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and State of New York, on the 2nd day of February, 2001.

                                THE RESERVE FUND

                                    By:  /s/ Bruce R. Bent
                                       ------------------------------------
                                       Bruce R. Bent, Chairman and CEO

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 62 to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                    Title                      Date
/s/ Bruce R. Bent            Chairman and CEO and       February 2, 2001
---------------------------- Trustee (principal
Bruce R. Bent                executive operating and
                             financial officer)

/s/ Bruce R. Bent II         President and Trustee      February 2, 2001
----------------------------
Bruce R. Bent II

*                            Trustee                    February 2, 2001
----------------------------
Edwin Ehlert Jr.

*                            Trustee                    February 2, 2001
----------------------------
Henri W. Emmet

*                            Trustee                    February 2, 2001
----------------------------
Donald J. Harrington

*                            Trustee                    February 2, 2001
----------------------------
William E. Viklund

*                            Trustee                    February 2, 2001
----------------------------
William Montgoris

*                            Trustee                    February 2, 2001
----------------------------
Patrick Faye

/s/ Arthur T. Bent III       COO/Treasurer and          February 2, 2001
---------------------------- Senior Vice President
Arthur T. Bent III

/s/ MaryKathleen Foynes Gaza Secretary                  February 2, 2001
----------------------------
MaryKathleen Foynes Gaza
*Attorney-in-Fact